UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22865

Forethought Variable Insurance Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska  68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

Semi-Annual Report

June 30, 2014

FVIT Portfolios

FVIT American Funds® Managed Risk Portfolio

FVIT BlackRock Global Allocation Managed Risk Portfolio

FVIT WMC Research Managed Risk Portfolio

FVIT Balanced Managed Risk Portfolio

(formerly FVIT Index Managed Risk Portfolio)

FVIT Select Advisor Managed Risk Portfolio

FVIT Franklin Dividend and Income Managed Risk Portfolio

FVIT Growth Managed Risk Portfolio

FVIT Moderate Growth Managed Risk Portfolio

Class II shares

Each a series of the Forethought Variable Insurance Trust

Distributed by Northern Lights Distributors, LLC

Member FINRA

(Unaudited)

Dear Shareholders/Contract Owners,

Thank you for your continued interest in the FVIT Portfolios.

First Half of 2014

The second quarter of 2014 marked the eighth consecutive quarter in which domestic equities rallied,   rebounding from pullbacks in January and April.   This performance occurred despite the adverse weather conditions experienced in the first quarter, which pushed first quarter Gross Domestic Product (GDP) down 2.1%.  The U.S. economy rebounded strongly in the second quarter due to pent up demand, with GDP up 4.0%.   With domestic equities in their fifth year of a rising market, the market continues to receive support from strong merger and acquisition activity, stock buybacks, dividend increases, and globally accommodative monetary policies.

Globally, developed market equities (excluding Japan) were generally up in the first half of 2014, as markets saw improved Eurozone economic results and China showed better-than-expected trade data.  While emerging markets were up during the period, results varied widely based upon country specific growth and geopolitical risk; Brazil up 3.2%, China up 3.4%, India up 21.8%, and Russia down 4.2%.

Fixed income markets rallied due to a combination of increased geopolitical risk and stronger conviction surrounding the continuation - albeit in varying degrees - of accommodative monetary policy from the Federal Reserve and other major central banks would continue.  Below investment grade fixed income outperformed investment grade in response to improved equity markets and an on-going expectation of low default rates.

Market Performance- 1st Half 2014
Domestic Equity Markets	Return
S&P 500 Index	7.9%
S&P 400 Midcap Index	6.8%
S&P Small Cap 600 Index	2.2%

International Equity Markets
Euro Stoxx 50	4.9%
MSCI EAFE	3.7%
Nikkei 225 Index	(5.2%)
MSCI Emerging Market Index	7.6%
Fixed Income
Barclays U.S. Aggregate Total Return Index	3.7%
BofAML US High Yield Index	6.3%

The Fed continued to reduce its asset-purchase program by $10 billion per month, maintaining a schedule that will see QE3 end in October 2014.  In June, the Fed announced that it was modestly increasing its projection for short-term interest rates in 2015 and 2016, but that it was simultaneously lowering its long-term outlook for rates due to a decline in longer term economic growth forecasts.

2014 Second Half Outlook

In the 2013 FVIT Portfolios’ Annual Report shareholder letter, we discussed our belief that the drivers of growth were in place for 2014.  These key drivers included the improving domestic macro economy with declining unemployment and low inflation, the presence of a U.S. oil and natural gas renaissance, supportive monetary policy, and lower consumer and government debt.  Furthermore, the improvement in corporate balance sheets combined with low borrowing costs has, and should continue to, lead to greater merger and acquisition activity, stock buybacks, and dividend payouts, all of which support stock market valuations.  Finally, while U.S. fiscal policy was not helping the economy any, it now appears to be getting out of the way of economic progress.

U.S. GDP growth got off to a slow start in 2014 due to severe weather throughout much of the United States.  While low relative to historic economic recoveries, domestic growth seems to have accelerated past the winter blues.  Domestic unemployment and capacity utilization rates continued to improve. In short, while severe weather created a brief headwind, the economy is roughly where we expected it to be halfway through 2014.

Globally, there is growing deviation in central bank monetary policy.    The Federal Reserve (Fed) is expected to stop buying securities in the fall of 2014, however, our expectation domestically is that interest rates will remain low until the middle of 2015.   While the European Central Bank and the Bank of Japan maintain their accommodative monetary policies in order to fight disinflation and restore growth, the Bank of England has started to signal a possible rate hike before year-end.

In the 2013 Annual Report, we also outlined several of our key concerns, namely equity market valuations, the unprecedented nature of the Fed tapering, slowing growth in China, and capital outflows from emerging markets.  Stock market valuations (i.e. price to earnings multiples) have continued to expand both domestically and internationally, while volatility globally is near historical lows.  Low trading volumes and increased market concentration makes the market, in our view, susceptible to spikes in volatility.  Although inflation expectations have risen modestly of late, they remain relatively low when put into a historical context.

Another area of risk we highlighted in our year end 2013 shareholder letter was geopolitics.  During the first half of 2014, geopolitical risk has risen significantly, to the point where global growth, and in particular the already fragile European economic recovery, could be threatened.  Events that have shaped this rise in risk include the Russian annexation of the Crimea from Ukraine and the continued fighting in the eastern part of that country, increased fighting in Gaza between Israel and Hamas, sectarian violence in Iraq, and the coup d’état in Thailand.

Portfolio Positioning

Equities1 - Based on our outlook and the continued rise in geopolitical risks, we currently favor U.S equities relative to each Portfolio's benchmark (S&P Target Risk Moderate Total Return Index or S&P Target Risk Growth Total Return Index), and remain underweight in Europe and Asia due to said rising geopolitical risk, but also due to more uncertain economic growth and the challenges related to needed structural reforms. That said, given the expectation that central banks in Europe and Asia may continue with accommodative monetary policies beyond those of the U.S., we are closely monitoring the valuations of European and Asian developed country equities relative to domestic stocks for potential opportunities.

From a market capitalization perspective, we remain underweight small cap stocks relative to each Portfolio's benchmark.  Year-to-date, small cap equities have underperformed large cap and mid cap stocks, and we continue to closely monitor relative valuations for opportunities that may arise in this area.

Fixed Income2 - The Portfolios have some allocation to fixed income as a diversification benefit to prudent portfolio management.  Year-to-date, below investment grade fixed income has outperformed investment grade.  Depending upon the Portfolio, we are at or overweight the benchmark in high yield.  From a broad perspective, we are modestly concerned about rising interest rates as we get closer to 2015 and the expectation that the Fed will begin to raise rates.  Geographically, we continue to favor U.S. and developed market bonds, and are closely monitoring the Portfolios’ high yield exposure relative to opportunities in investment grade and other fixed income sectors.

Risk Management - We will continue to manage the Portfolios’ volatility, striving to help mitigate the impact of extreme risks.  If the concerns outlined above, or other, perhaps unforeseen events unfold in the capital markets that cause volatility to increase, we would expect to increase risk management activity in each Portfolio.  If volatility remains at its current low level, however, we would expect cash and related futures allocations to be at the lower end of the expected range of 0-20% for each Portfolio.

The following pages contain management’s discussion of recent Portfolio performance. Thank you again for your continued interest in the FVIT Portfolios.

Sincerely,

Eric Todd, CFA

Cameron Jeffreys, CFA

Co-Portfolio Manager

Co-Portfolio Manager

1 Excludes FVIT WMC Research Managed Risk Portfolio, the equity sleeve of the FVIT Franklin Managed Risk Portfolio, and FVIT BlackRock Global Allocation Managed Risk Portfolio, where portfolio positioning is determined by the sub-adviser or the underlying fund manager.

2Excludes FVIT WMC Research Managed Risk Portfolio and FVIT BlackRock Global Allocation Managed Risk Portfolio where portfolio positioning is determined by the sub-adviser or the underlying fund manager.

3 Excludes FVIT WMC Research Managed Risk Portfolio, the equity sleeve of the FVIT Franklin Managed Risk Portfolio, and FVIT BlackRock Global Allocation Managed Risk Portfolio, where portfolio positioning is determined by the sub-adviser or the underlying fund manager.

(Unaudited)

Management Discussion of Year-to-Date Portfolio Performance (Unaudited)

Benchmark and Blended Benchmark Background

See Exhibit A for definitions of the benchmark and blended benchmark (the “benchmarks”) for each Portfolio.

The benchmark (S&P Target Risk Moderate Total Return Index or S&P Target Risk Growth Total Return Index) represents an asset allocation portfolio where the equity exposure is diversified by geography (domestic, international, emerging market, etc.), style (growth, value, core), market capitalization (large cap, mid cap, small cap), and the fixed income exposure is varied by asset classes, including below investment grade credit.  The index is rebalanced annually by S&P and does not include a hedge overlay.

In general, compared to the benchmark, the FVIT Portfolios3 were overweight to equities, U.S. equities, large cap equities and fixed income credit, while underweight to fixed income more broadly, U.S. government fixed income, European, Asian, and emerging market equities, and small cap equities.  Furthermore, the FVIT Portfolios had, in general, a shorter duration than the benchmark as it relates to their fixed income exposure.  With the exception of the FVIT American Funds® Managed Risk Portfolio which was overweight high yield fixed income securities, the FVIT Portfolios had a neutral weight to this asset class vis-à-vis their respective benchmarks.  The overweight to U.S. equities, large cap stocks and credit generally contributed positively versus the benchmark.

The blended benchmark for each Portfolio is comprised of a S&P 500 Daily Risk Control Index and the Barclay’s Aggregate Bond Index.  The S&P 500 Daily Risk Control Index is comprised of the S&P 500 and cash.   This results in the blended benchmark having almost exclusively large cap and mid cap equity exposure to companies based in the United States, as well as investment grade fixed income.  While the blended benchmark does not have a managed risk component that utilizes futures and other derivatives to manage risk, the S&P Daily Risk Control Indices (which are the majority of the blended benchmark) rebalance daily between cash and the S&P 500 to arrive at a target level of volatility.

In general, compared to the blended benchmark, the FVIT Portfolios were underweight in U.S. equities and overweight in below investment grade credit risk.  The underweight in U.S. equities was a drag on performance, while the overweight to below investment grade credit risk was a benefit to performance relative to the Barclays Aggregate Bond Index.

Managed Risk Component

While volatility remained low for much of the first half of 2014, it did spike briefly in late January and early February and to a lesser degree in April.  In each instance, volatility reversed to lower levels within a week or two.  As a result, the managed risk component of the funds had a negative drag on performance during the period.

The following market conditions typically reveal the strengths of the managed risk component of the Portfolios:

•

Low volatility, upward trending markets (Similar to the 1990s, 2003-2007, and 2013)

•

High volatility, downward trending markets (Similar to 2008)

•

Low volatility, downward trending markets (Similar to 2000-2002)

The following market conditions typically reveal the costs of the managed risk component of the Portfolios:

•

High volatility, upward trending markets (Similar to 1998, 2009, October 2011)

•

“V” shaped markets, where the market trends down with low volatility, volatility increases, and then the market quickly returns to its previous level (Similar to Q1 2014)

Year-to-Date Net Returns

The following returns for each individual Portfolio, benchmark, and blended benchmark are all year-to-date net returns through June 30, 2014. Capture ratio is defined as net total return of the FVIT Portfolio divided by its benchmark return.

FVIT American Funds® Managed Risk Portfolio returned 4.28% which is below Portfolio’s benchmark and blended benchmark returns of 4.42% and 4.89% respectively.   For the period, the capture ratios were 96.8% and 87.5%, respectively.

The following underlying funds contributed positively relative to the returns of the benchmark and blended benchmark (percentage of portfolio net assets as of June 30, 2014 stated in parentheses):

•

American Funds IS® Growth-Income Fund (23.1%)

•

American Funds IS® Growth Fund (14.8%)

•

American Funds IS® Blue Chip Income and Growth Fund (14.8%)

•

American Funds IS® Global Growth and Income (4.6%)

•

American Funds IS® New World Fund (2.8%)

The following underlying funds contributed negatively relative to the returns of the benchmark and blended benchmark:

•

American Funds IS® High-Income Bond Fund (13.8%)

•

American Funds IS® Bond Fund (18.5%)

During the first half of 2014, the American Funds IS® Blue Chip Income and Growth Fund allocation was increased by 4.1 percentage points, while the American Funds IS® Growth Fund allocation was reduced by 3.1 percentage points owing to the relative valuation between growth and value.

FVIT BlackRock Global Allocation Managed Risk Portfolio returned 2.84% which is below the Portfolio’s benchmark and blended benchmark returns of 4.42% and 4.90%, respectively.  For the period, the capture ratios were 64.2% and 58.0%, respectively.

The underlying fund BlackRock Global Allocation V.I. Fund (93.0% of portfolio net assets) return was below the returns of the Portfolio’s benchmark and blended benchmark.

During the period, within equities, stock selection in energy and an overweight in health care contributed to performance.  Within fixed income, an overweight in U.S. corporate bonds contributed to returns.

An overweight allocation to cash negatively impacted performance. Within equities, an overweight in Japan, stock selection in China, Europe and United States   weighed on returns. Within fixed income, security selection in European sovereign debt hurt performance.

FVIT WMC Research Managed Risk Portfolio returned 4.95% which is above the Portfolio’s benchmark and blended benchmark returns of 4.42% and 4.89%, respectively.  For the period the capture ratios were 112.0% and 101.21%, respectively.

Equity outperformance versus the benchmark was driven by security selection. Health care contributed to relative returns, driven by stock selection in pharmaceuticals and biotechnology companies. In consumer staples, holdings in tobacco and food and staples retailing added positively to relative results. Stock selection in materials, particularly chemicals, generated favorable performance as well. This was partially offset by weaker selection in consumer discretionary and information technology.

Top contributors to relative performance of the equity portion of the Fund during the period included Covidien (health care) and American Airlines (industrials). Shares of Covidien, a medical products, manufacturing, and distribution company, soared after medical device giant Medtronic entered into a definitive agreement to acquire the company for $42.9 billion. American Airlines merged with US Airways in December 2013 to create the new American Airlines Group. The stock rallied during the first quarter of 2014 as investors anticipated favorable prospects for significant cost and revenue synergies. In addition, American Airlines reported fourth quarter profits and earnings that beat consensus expectations and provided a strong outlook driven by improvements in passenger unit revenue.

Top detractors from relative performance of the equity portion of the Fund during the period included Citigroup (financials) and Lululemon Athletica (consumer discretionary). While Citigroup, a US-based financial services provider with global operations, passed the quantitative stress test in March, the Fed objected to its plan on a qualitative basis, sending the stock price lower. Shares of Lululemon Athletica, a North American-based manufacturer and retailer of athletic apparel, underperformed after reporting disappointing guidance for both the upcoming quarter as well as the fiscal year, the position was eliminated during the period.

The fixed income portion of the Fund underperformed the benchmark during the period. Short duration and yield curve positioning were the main drivers of underperformance as rates decreased during the period. The portfolio was underweight investment grade corporate bonds which also weighed on performance as corporate bonds outperformed over the period. Security selection within agency mortgage-backed securities (MBS) was a positive contributor to relative performance. Changes to and expectations for the Fed’s asset-purchase program continued to be the biggest driver of MBS performance.

FVIT Balanced Managed Risk Portfolio returned 4.32% which is below the Portfolio’s benchmark and blended benchmark returns of 4.42% and 4.66%, respectively. For the period, the capture ratios were 97.7% and 92.7%, respectively.

The following underlying funds contributed positively relative to the returns of the Portfolio’s benchmark and blended benchmark (percentage of portfolio net assets as of June 30, 2014 stated in parentheses):

•

iShares Core S&P 500 ETF (42.6%)

•

iShares Core S&P Mid-Cap ETF (3.6%)

•

iShares iBoxx $ High Yield Corporate Bond ETF (7.0%)

The following underlying funds contributed negatively relative to the returns of the fund’s benchmark and blended benchmark:

•

iShares Floating Rate Bond ETF (4.7%)

•

iShares Intermediate Credit Bond ETF (7.0%)

•

iShares Core Total Aggregate U.S. Bond Market ETF (23.3%)

•

iShares MSCI EAFE ETF (5.1%)

During the first half of 2014 the Portfolio's allocation to the iShares Core S&P 500 ETF and iShares Core Total U.S. Bond Market ETF were increased by 9.7% and 4.0% percentage points, respectively, primarily through the investment of cash.

FVIT Select Advisor Managed Risk Portfolio returned 4.69% which is below the Portfolio’s benchmark and blended benchmark returns of 5.42% and 5.10%, respectively.   For the period, the capture ratios were 86.5% and 92.0%, respectively.

The following underlying funds contributed positively relative to the returns of the Portfolio’s benchmarks (percentage of portfolio net assets as of June 30, 2014 stated in parentheses):

•

iShares Core S&P 500 ETF (18.6%)

•

Putnam VT Equity Income Fund (16.3%)

•

American Century VP Value Fund (4.7%)

•

American Century VP Mid Cap Value Fund (4.8%)

•

Invesco V.I. International Growth Fund (2.3%)

•

Invesco V.I. Core Equity Fund (4.7%)

•

MFS®VIT II International Value (4.7%)

The following underlying funds contributed negatively relative to the returns of the Portfolio’s benchmark:

•

MFS® Growth Series (13.9%)

•

MFS® Research Bond Series (23.2%)

During the first half of 2014 the Portfolio's allocation to MFS VIT Growth, MFS VIT II International Value and Putnam VT Equity Income Fund increased by 9.6, 4.7 and 3.1 percentage points respectively.  The fund reduced exposure to American Century VP Value Fund, Invesco V.I. International Growth Fund, and Invesco V.I. Core Equity Fund by 6.5, 6.6 and 2.0 percentage points, respectively.  These changes were made due to relative valuations, to diversify international exposure and to shift geographic exposure toward the United States given increasing geopolitical risk and China’s slowing economy.

Management Discussion of Since Inception to Date Portfolio Performance

On April 30, 2014 the FVIT Franklin Dividend and Income Managed Risk Portfolio, the FVIT Growth Managed Risk Portfolio, and the FVIT Moderate Growth Managed Risk Portfolio were launched.  The following returns for each individual Portfolio, benchmark, and blended benchmark are all since inception (of April 30, 2014) net returns through June 30, 2014 (unless otherwise stated).

FVIT Franklin Divided and Income Managed Risk Portfolio returned 2.60% which is below the Portfolio’s benchmark and blended benchmark returns of 3.15% and 4.25%, respectively. For the period the capture ratios were 82.5% and 61.2%, respectively.

The equity sleeve of the portfolio is managed pursuant to a rising dividends strategy.  During the period the equity sleeve returned 3.45% (gross of fees) which is above the Portfolio's benchmark and below the Portfolio's blended benchmark.   At period-end, the equity sleeve’s largest sector concentration was industrials, followed by consumer staples and health care. The equity sleeve’s five largest holdings were Johnson & Johnson (health care), Roper Industries Inc. (industrials), Chevron Corp. (energy), Pentair PLC (industrials) and Praxair Inc. (materials).

Since inception, Franklin Advisory Services, LLC has deployed assets into securities of companies they found attractively valued. The companies generally have a long history of increasing their dividends.

For the period since inception through June 30, 2014, the equity sleeve's relative performance benefited from stock selection in the health care sector. In contrast, its relative results were hindered by stock selection and an underweight in the IT sector.

The equity sleeve's best-performing stocks on a contribution-to-return basis were led by Johnson Controls Inc., a global manufacturer of batteries and interior systems for automobiles, as well as building efficiency controls; Air Products and Chemicals Inc., a specialty gases manufacturer; and Schlumberger Ltd., which provides project management and  IT solutions to the oil and gas industry. During the period, shares of Johnson Controls Inc. rose sharply in response to the announced agreement to form a global automotive interiors joint venture with Yanfeng Automotive Trim Systems (not a portfolio holding). The new venture will be the largest automotive interiors company globally, with double the market share of its closest competitor. We believe Johnson Controls’ 30% stake in the new business should allow it to improve the market position of its automotive interiors business, while continuing to de-emphasize its overall automotive exposure as it transitions to a diversified industrial company. Shares of Air Products benefited from a solid earnings report and positive sentiment surrounding the ongoing involvement of an activist shareholder. The company’s fiscal second quarter saw a strong rebound in the economically sensitive electronics and performance materials segment. In mid-June, its shares rose sharply on the appointment of Seifi Ghasemi to replace the outgoing CEO John McGlade. Shares of Schlumberger saw strong performance over the period, driven in part by a rebound in global oil prices in response to concerns around international oil supply growth. Additionally, Schlumberger provided a positive sector outlook and attractive financial guidance at its investor conference, which was well received by investors and led to a sharp move up in the share price. These companies all have a history of strong and substantial dividend growth.

Detractors from absolute performance included International Business Machines Corp., a leading global provider of IT software, services and hardware; Pentair PLC, a manufacturer of water pumps and filtration products; and Target Corp., a mass-market discount retailer. Shares of International Business Machines have lagged recently as the company has been negatively impacted by weakness in emerging-market IT infrastructure spending. The company’s management is taking targeted actions to address the impact of this slowdown in investment, as well as shifting its focus to strategic growth areas, including mobility and cloud computing. The company has had 19 consecutive years of dividend increases. Shares of Pentair declined, largely driven by weaker-than-expected first-quarter results. Ongoing weakness in emerging-market infrastructure investment activity negatively impacted the company’s Australian pipes business. While these headwinds have been ongoing since the business was acquired as a non-core part of the merger with Tyco Flow, company management was surprised by the magnitude of the quarterly decline and has been focused on restructuring and right-sizing the business. The company also reported ongoing strength in its food and beverage and North American residential and commercial businesses. Over the past few months, Pentair has seen significant improvement in its operating margins as a result of cost control initiatives and ongoing synergy realization from the Tyco Flow merger. Pentair has had 38 years of dividend increases. Target’s stock has been pressured following the data breach that occurred in late 2013. Since then, the company has announced the departure and replacement of a number of its senior management members, as well as aggressive measures to drive a recovery in its flagging US and Canadian businesses. The company has raised its dividend for the past 43 years.

The fixed income sleeve was comprised of the Franklin Templeton Total Return fund (22.7% of portfolio net assets) which outperformed the Barclays Aggregate, but contributed negatively relative to the fund’s benchmarks as equities outperformed fixed income in the period.

FVIT Growth Managed Risk Portfolio returned 3.50% which is above the Portfolio’s benchmark of 3.15% and below its blended benchmark of 4.35%.  For the period, the capture ratios were 111.1% and 80.5%, respectively.

The following underlying funds contributed positively relative to the returns of the Portfolio’s benchmarks (percentage of portfolio net assets as of June 30, 2014 stated in parentheses):

•

iShares Core S&P 500 ETF (45.6%)

•

iShares Russell 1000 ETF  (13.2%)

•

iShares Core S&P Mid-Cap ETF (5.2%)

•

iShares Russell 2000 ETF (1.5%)

The following underlying funds contributed negatively relative to the returns of the fund’s benchmarks:

•

iShares MSCI EAFE ETF (7.8%)

•

iShares Floating Rate Bond ETF (1.3%)

•

iShares Intermediate Credit Bond ETF (2.6%)

•

iShares iBoxx $ High Yield Corporate Bond ETF (2.2%)

•

iShares Core U.S. Aggregate Bond ETF (6.9%)

Since inception, the Portfolio's allocations iShares Core S&P Mid-Cap ETF was reduced by 1.9 percentage points and reallocated to iShares Core S&P 500 ETF owing to relative valuation. An allocation of 14.6% was made to iShares Russell 1000 ETF with a corresponding reduction in iShares Core S&P 500 ETF to increase the number of large cap funds owned.

FVIT Moderate Growth Managed Risk Portfolio returned 2.70% which is above the Portfolio’s benchmark of 2.42% and below the blended benchmark of 3.75%. For the period, the capture ratios were 111.6% and 72.0%, respectively.

The following underlying funds contributed positively relative to the returns of the Portfolio’s benchmarks (percentage of portfolio net assets as of June 30, 2014 stated in parentheses):

•

iShares Core S&P 500 ETF (43.3%)

•

iShares Russell 1000 ETF  (1.8%)

•

iShares Core S&P Mid-Cap ETF (3.9%)

•

iShares Russell 2000 ETF (1.1%)

The following underlying funds contributed negatively relative to the returns of the Portfolio’s benchmarks:

•

iShares Floating Rate Bond ETF (3.0%)

•

iShares Intermediate Credit Bond ETF (6.4%)

•

iShares iBoxx $ High Yield Corporate Bond ETF (4.3%)

•

iShares Core U.S. Aggregate Bond ETF  (16.3%)

The following underlying fund’s return was between the returns of the Portfolio’s benchmarks.

•

iShares MSCI EAFE ETF (6.2%)

An allocation of 2.0% was made to iShares Russell 1000 ETF with a corresponding reduction in iShares Core S&P 500 ETF to increase the number of large cap funds owned.

(Unaudited)

Exhibit A
Portfolio	Benchmark	Blended Benchmark
FVIT American Funds® Managed Risk Portfolio	S&P Target Risk Moderate Total Return Index	35% Barclays Aggregate Bond Index; 10% S&P 500 Daily Risk Controlled 10% Index; 55% S&P 500 Daily Risk Controlled 12% Index
FVIT BlackRock Global Allocation Managed Risk Portfolio	S&P Target Risk Moderate Total Return Index	40% Barclays Aggregate Bond Index; 60% S&P 500 Daily Risk Controlled 12% Index
FVIT WMC Research Managed Risk Portfolio	S&P Target Risk Moderate Total Return Index	35% Barclays Aggregate Bond Index; 10% S&P 500 Daily Risk Controlled 10% Index; 55% S&P 500 Daily Risk Controlled 12% Index
FVIT Balanced Managed Risk Portfolio	S&P Target Risk Moderate Total Return Index	45% Barclays Aggregate Bond Index; 20% S&P 500 Daily Risk Controlled 10% Index; 35% S&P 500 Daily Risk Controlled 12% Index
FVIT Select Advisor Managed Risk Portfolio	S&P Target Risk Growth Total Return Index	25% Barclays Aggregate Bond Index; 75% S&P 500 Daily Risk Controlled 12% Index
FVIT Franklin Dividend and Income Managed Risk Portfolio	S&P Target Risk Growth Total Return Index	25% Barclays Aggregate Bond Index; 75% S&P 500 Daily Risk Controlled 12% Index
FVIT Growth Managed Risk Portfolio	S&P Target Risk Growth Total Return Index	15% Barclays Aggregate Bond Index; 35% S&P 500 Daily Risk Controlled 10% Index; 50% S&P 500 Daily Risk Controlled 12% Index
FVIT Moderate Growth Managed Risk Portfolio	S&P Target Risk Moderate Total Return Index	35% Barclays Aggregate Bond Index; 10% S&P 500 Daily Risk Controlled 10% Index; 55% S&P 500 Daily Risk Controlled 12% Index

The indices shown are for informational purposes only and are not reflective of any investment.   As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features.  Past performance is no guarantee of future results.

This report contains the current opinions of Forethought Investment Advisors, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, a Portfolio’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Index Definitions: Additional information and a detailed index methodology can be found on the web sites

https://ecommerce.barcap.com/indices/index.dxml and www.spindices.com.

Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P Target Risk Moderate Total Return Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

S&P Target Risk Growth Total Return Index which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

S&P 500 Low Volatility Index represents a portfolio of at the 100 least volatile stocks in the S&P 500. The index benchmarks low volatility or low variance strategies for the U.S. stock market.

3226-NLD-8/8/2014

FVIT American Funds® Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the periods ended June 30, 2014, as compared to its benchmark and blended benchmark:

	Six	Performance
	Months	Since Inception**
FVIT American Funds® Managed Risk Portfolio
Class II	4.28%	7.20%
S&P 500 Target Risk Moderate Total Return Index	4.42%	6.17%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	4.89%	8.70%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is October 31, 2013.
The S&P Target Risk® Moderate Total Return Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.
S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class		% of Net Assets
Equity Funds		60.1%
Debt Funds		32.3%
Money Market Fund		2.6%
Other Assets Less Liabilities		5.0%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT BlackRock Global Allocation Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the periods ended June 30, 2014, as compared to its benchmark and blended benchmark:

	Six	Performance
	Months	Since Inception**
FVIT BlackRock Global Allocation Managed Risk Portfolio
Class II	2.84%	5.10%
S&P 500 Target Risk Moderate Total Return Index	4.42%	6.17%
Blended Index - 40% - Barclays Aggregate Bond Index
60% - S&P 500 Daily Risk Controlled 12% Index	4.90%	8.45%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.30% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is October 31, 2013.
The S&P Target Risk® Moderate Total Return Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class		% of Net Assets
Equity Fund		93.0%
Money Market Fund		1.1%
Other Assets Less Liabilities		5.9%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT WMC Research Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the periods ended June 30, 2014, as compared to its benchmark and blended benchmark:

	Six	Performance
	Months	Since Inception**
FVIT WMC Research Managed Risk Portfolio
Class II	4.95%	8.20%
S&P 500 Target Risk Moderate Total Return Index	4.42%	6.17%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	4.89%	8.70%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is October 31, 2013.
The S&P Target Risk® Moderate Total Return Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.
S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class		% of Net Assets
Common Stock		59.7%
U.S. Treasury Securities		19.6%
Mortgage Backed Securities		9.5%
Short-Term Investments		8.1%
Exchange Traded Funds		2.1%
Bonds & Notes		0.9%
Commercial Mortgage Backed Securities		0.6%
Preferred Stock		0.3%
Other Assets Less Liabilities		(0.8)%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT Balanced Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the periods ended June 30, 2014, as compared to its benchmark and blended benchmark:

	Six	Performance
	Months	Since Inception**
FVIT Balanced Managed Risk Portfolio
Class II	4.32%	6.30%
S&P 500 Target Risk Moderate Total Return Index	4.42%	6.17%
Blended Index - 45% - Barclays Aggregate Bond Index
20% - S&P 500 Daily Risk Controlled 10% Index
35% - S&P 500 Daily Risk Controlled 12% Index	4.66%	7.60%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.05% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is October 31, 2013.
The S&P Target Risk® Moderate Total Return Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.
S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class		% of Net Assets
Equity Funds		51.3%
Debt Funds		42.0%
Money Market Fund		2.5%
Other Assets Less Liabilities		4.2%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT Select Advisor Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the periods ended June 30, 2014, as compared to its benchmark and blended benchmark:

	Six	Performance
	Months	Since Inception**
FVIT Select Advisor Managed Risk Portfolio
Class II	4.69%	7.20%
S&P 500 Target Risk Growth Total Return Index	5.42%	8.15%
Blended Index - 25% - Barclays Aggregate Bond Index
75% - S&P 500 Daily Risk Controlled 12% Index	5.10%	9.81%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.25% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is October 31, 2013.
The S&P Target Risk® Growth Total Return Index which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class		% of Net Assets
Equity Funds		69.9%
Debt Funds		23.3%
Money Market Fund		0.9%
Other Assets Less Liabilities		5.9%
		100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT Franklin Dividend and Income Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the period ended June 30, 2014, as compared to its benchmark and blended benchmark:

Performance
Since Inception**
FVIT Franklin Dividend and Income Managed Risk Portfolio
Class II	2.60%
S&P 500 Target Risk Growth Total Return Index	3.15%
Blended Index - 25% - Barclays Aggregate Bond Index
75% - S&P 500 Daily Risk Controlled 12% Index	4.25%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.20% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is April 30, 2014.
The S&P Target Risk® Growth Total Return Index which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class	% of Net Assets
Common Stocks	69.7%
Debt Fund	22.7%
Money Market Fund	0.3%
Other Assets Less Liabilities	7.3%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT Growth Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the period ended June 30, 2014, as compared to its benchmark and blended benchmark:

Performance
Since Inception**
FVIT Growth Managed Risk Portfolio
Class II	3.50%
S&P 500 Target Risk Growth Total Return Index	3.15%
Blended Index - 15% - Barclays Aggregate Bond Index
35% - S&P 500 Daily Risk Controlled 10% Index
50% - S&P 500 Daily Risk Controlled 12% Index	4.35%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.05% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is April 30, 2014.
The S&P Target Risk® Growth Total Return Index which offers increased exposure to equities, while also using some fixed income exposure to diversify risk.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.
S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class	% of Net Assets
Equity Funds	73.3%
Debt Funds	12.9%
Money Market Fund	12.4%
Other Assets Less Liabilities	1.4%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT Moderate Growth Managed Risk Portfolio
Portfolio Review
June 30, 2014 (Unaudited)

The Portfolio's performance figures* for the period ended June 30, 2014, as compared to its benchmark and blended benchmark:

Performance
Since Inception**
FVIT Moderate Growth Managed Risk Portfolio
Class II	2.70%
S&P 500 Target Risk Moderate Growth Total Return Index	2.42%
Blended Index - 35% - Barclays Aggregate Bond Index
10% - S&P 500 Daily Risk Controlled 10% Index
55% - S&P 500 Daily Risk Controlled 12% Index	3.75%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares, as well as other charges and expenses of the insurance contract or separate account.  The Portfolio's total annual operating expenses, after fee waiver and/or reimbursement, were 1.05% for Class II shares per the April 30, 2014 prospectus.

** Commencement of operations is April 30, 2014.
The S&P Target Risk® Moderate Total Return Index provides significant exposure to fixed income, while also providing increased opportunity for capital growth through equities.

The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

S&P 500 Daily Risk Controlled 10% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.
S&P 500 Daily Risk Controlled 12% Index represents a portfolio of the S&P 500 Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 12% level of volatility. Volatility is calculated as a function of historical returns.

Holdings by Asset Class	% of Net Assets
Equity Funds	55.6%
Debt Funds	29.9%
Money Market Fund	6.5%
Other Assets Less Liabilities	8.0%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for more information regarding the Portfolio's holdings as June 30, 2014.

FVIT American Funds® Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares		Value
	VARIABLE INSURANCE TRUSTS- 92.4%
	DEBT FUNDS - 32.3%
684,163	American Funds Insurance Series - Bond Fund - Class 1	$ 7,614,731
496,601	American Funds Insurance Series - High-Income Bond Fund - Class 1	5,705,946
		13,320,677
	EQUITY FUNDS - 60.1%
431,367	American Funds Insurance Series - Blue Chip Income and Growth Fund - Class 1	6,095,222
143,402	American Funds Insurance Series - Global Growth and Income Fund - Class 1	1,905,818
77,547	American Funds Insurance Series - Growth Fund - Class 1	6,095,999
184,564	American Funds Insurance Series - Growth-Income Fund - Class 1	9,517,952
48,053	American Funds Insurance Series - New World Fund - Class 1	1,145,594
		24,760,585
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $37,527,487)	38,081,262

	SHORT-TERM INVESTMENTS - 2.6%
	MONEY MARKET FUND - 2.6%
1,064,467	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $1,064,467)	1,064,467

	TOTAL INVESTMENTS - 95.0% (Cost - $38,591,954)(b)	$ 39,145,729
	OTHER ASSETS LESS LIABILITIES - NET - 5.0%	2,080,293
	TOTAL NET ASSETS - 100.0%	$ 41,226,022

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $38,603,259
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 591,250
	Unrealized Depreciation:	(37,475)
	Net Unrealized Appreciation:	$ 553,775

Contracts	OPEN LONG FUTURES CONTRACTS	Unrealized Appreciation
1	MSCI EAFE Index Mini Future September 2014
	(Underlying Face Amount at Value $98,445)	$ 600
2	MSCI Emerging Market E-Mini Future September 2014
	(Underlying Face Amount at Value $104,070)	360
6	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $585,750)	7,260
1	S&P Midcap 400 E-Mini Future September 2014
	(Underlying Face Amount at Value $142,930)	3,085

	NET UNREALIZED APPRECIATION OF OPEN LONG FURTURES CONTRACTS	$ 11,305

See accompanying notes to financial statements.

FVIT BlackRock Global Allocation Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares		Value
VARIABLE INSURANCE TRUSTS - 93.0%
EQUITY FUND - 93.0%
3,532,399	BlackRock Global Allocation V.I. Fund - Class 1 (Cost - $62,776,950)	$ 64,430,949

SHORT-TERM INVESTMENTS - 1.1%
MONEY MARKET FUND - 1.1%
782,104	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $782,104)	782,104

	TOTAL INVESTMENTS - 94.1% (Cost - $63,559,054)(b)	$ 65,213,053
	OTHER ASSETS LESS LIABILITIES -NET - 5.9%	4,093,667
	TOTAL NET ASSETS - 100.0%	$ 69,306,720

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $63,574,822 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 1,653,999
	Unrealized Depreciation:	-
	Net Unrealized Appreciation:	$ 1,653,999

Contracts	OPEN LONG FUTURES CONTRACTS	Unrealized Appreciation
4	MSCI EAFE Index Mini Future September 2014
	(Underlying Face Amount at Value $393,780)	$ 2,500
8	MSCI Emerging Market E-Mini Future September 2014
	(Underlying Face Amount at Value $416,280)	2,400
9	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $878,625)	10,868

	NET UNREALIZED APPRECIATION OF OPEN LONG FUTURES CONTRACTS	$ 15,768

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)
Shares		Value
	COMMON STOCKS - 59.7%
	ADVERTISING - 0.1%
1,676	The Interpublic Group of Cos., Inc.	$ 32,699

	AEROSPACE/DEFENSE - 1.7%
619	The Boeing Co.	78,755
544	Lockheed Martin Corp.	87,437
490	Northrop Grumman Corp.	58,619
636	Raytheon Co.	58,671
1,360	United Technologies Corp.	157,012
		440,494
	AGRICULTURE - 2.1%
6,226	Altria Group, Inc.	261,119
2,146	Lorillard, Inc.	130,842
1,661	Philip Morris International, Inc.	140,039
		532,000
	AIRLINES - 0.2%
965	American Airlines Group, Inc. *	41,456
411	Delta Air Lines, Inc.	15,914
		57,370
	APPAREL - 0.3%
570	Ralph Lauren Corp.	91,593

	BANKS - 4.1%
7,733	Citigroup, Inc.	364,224
500	Northern Trust Corp.	32,105
2,519	The PNC Financial Services Group, Inc.	224,317
7,808	Wells Fargo & Co.	410,388
1,010	Zions Bancorporation	29,765
		1,060,799
	BEVERAGES - 1.6%
1,778	Anheuser-Busch InBev - ADR	204,363
1,042	Diageo PLC - ADR	132,615
1,049	Monster Beverage Corp. *	74,510
		411,488
	BIOTECHNOLOGY - 0.9%
128	Alnylam Pharmaceuticals, Inc. *	8,086
2,770	Arena Pharmaceuticals, Inc. *	16,232
972	BioCryst Pharmaceuticals, Inc. *	12,393
1,202	Exelixis, Inc. *	4,075
260	Genocea Biosciences, Inc. *	4,875
684	Gilead Sciences, Inc. *	56,710
1,650	GlycoMimetics, Inc. *	13,910
60	Incyte Corp Ltd. *	3,386

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	BIOTECHNOLOGY - 0.9% (Continued)
100	Karyopharm Therapeutics, Inc. *	$ 4,655
1,101	Novavax, Inc. *	5,087
275	NPS Pharmaceuticals, Inc. *	9,089
187	PTC Therapeutics, Inc. *	4,888
63	Puma Biotechnology, Inc. *	4,158
279	Regeneron Pharmaceuticals, Inc. *	78,809
95	Seattle Genetics, Inc. *	3,634
60	Ultragenyx Pharmaceutical, Inc. *	2,693
100	Versartis, Inc. *	2,804
		235,484
	BUILDING MATERIALS - 0.1%
1,350	Boise Cascade Co. *	38,664

	CHEMICALS - 1.0%
685	Cabot Corp.	39,723
807	Celanese Corp.	51,874
406	LyondellBasell Industries	39,646
1,106	The Dow Chemical Co.	56,915
358	The Sherwin-Williams Co.	74,074
		262,232
	COAL - 0.1%
722	CONSOL Energy, Inc.	33,263

	COMMERCIAL SERVICES - 1.4%
1,196	Automatic Data Processing, Inc.	94,819
734	Equifax, Inc.	53,244
918	EVERTEC, Inc.	22,252
200	Robert Half International, Inc.	9,548
430	Global Payments, Inc.	31,325
851	Heartland Payment Systems, Inc.	35,070
441	Manpowergroup, Inc.	37,419
1,040	TriNet Group, Inc. *	25,033
608	WEX, Inc. *	63,822
		372,532
	COMPUTERS - 3.5%
1,192	Accenture PLC - Cl. A	96,361
7,090	Apple, Inc.	658,874
442	Cadence Design Systems, Inc. *	7,730
1,437	Cognizant Technology Solutions Corp. - Cl. A *	70,284
870	Western Digital Corp.	80,301
		913,550

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	COSMETICS/PERSONAL CARE - 0.4%
1,038	Colgate-Palmolive Co.	$ 70,771
1,897	Coty, Inc. - Cl. A	32,495
		103,266
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
830	Ameriprise Financial, Inc.	99,600
169	BlackRock, Inc. - Cl. A	54,012
69	IntercontinentalExchange, Inc.	13,034
393	LPL Financial Holdings, Inc.	19,548
415	Moelis & Co. - Cl. A *	13,948
5,090	Santander Consumer USA Holdings, Inc.	98,950
680	TD Ameritrade Holding Corp.	21,318
63	Virtus Investment Partners, Inc. *	13,340
672	Visa, Inc. - Cl. A	141,597
2,384	WisdomTree Investments, Inc. *	29,466
		504,813
	ELECTRIC - 2.9%
887	Ameren Corp.	36,261
1,919	Calpine Corp. *	45,691
1,770	Duke Energy Corp.	131,316
910	Edison International	52,880
480	Exelon Corp.	17,511
590	ITC Holdings Corp.	21,523
1,359	NextEra Energy, Inc.	139,270
682	Northeast Utilities	32,238
980	NRG Energy, Inc.	36,456
360	NRG Yield, Inc. - Cl. A	18,738
668	OGE Energy Corp.	26,105
934	PG&E Corp.	44,851
3,150	The Southern Co.	142,947
		745,787
	ELECTRONICS - 0.8%
677	Agilent Technologies, Inc.	38,887
1,794	Honeywell International, Inc.	166,752
		205,639
	ENERGY-ALTERNATE SOURCES - 0.1%
461	Pattern Energy Group, Inc. - Cl. A	15,264

	ENGINEERING & CONSTRUCTION - 0.1%
1,046	KBR, Inc.	24,947

	ENTERTAINMENT - 0.1%
863	DreamWorks Animation SKG, Inc. - Cl. A *	20,073

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	FOOD - 1.7%
445	Ingredion, Inc.	$ 33,393
862	Kraft Foods Group, Inc.	51,677
6,786	Mondelez International, Inc. - Cl. A	255,221
400	Post Holdings, Inc. *	20,364
1,380	Sprouts Farmers Market, Inc. *	45,153
2,110	SunOpta, Inc. *	29,709
		435,517
	FOREST PRODUCTS & PAPER - 0.3%
1,548	International Paper Co.	78,128

	HEALTHCARE-PRODUCTS - 2.2%
2,389	Covidien PLC	215,440
2,719	Medtronic, Inc.	173,363
1,616	St. Jude Medical, Inc.	111,908
804	Stryker Corp.	67,793
		568,504
	HEALTHCARE-SERVICES - 1.3%
1,397	Aetna, Inc.	113,269
714	Cigna Corp.	65,666
1,717	HCA Holdings, Inc. *	96,804
554	UnitedHealth Group, Inc.	45,290
		321,029
	INSURANCE - 3.3%
1,032	Aflac, Inc.	64,242
3,299	American International Group, Inc.	180,059
576	Aon PLC	51,892
2,560	Hartford Financial Services Group, Inc.	91,674
2,048	Marsh & McLennan Cos., Inc.	106,127
1,650	Principal Financial Group, Inc.	83,292
1,008	Prudential Financial, Inc.	89,480
1,449	The Allstate Corp.	85,085
2,922	XL Group PLC	95,637
		847,488
	INTERNET - 3.2%
453	Amazon.com, Inc. *	147,125
1,076	Facebook, Inc. - Cl. A *	72,404
231	Google, Inc. - Cl. A *	135,059
411	Google, Inc. - Cl. C *	236,440
65	Netflix, Inc. *	28,639
301	Pandora Media, Inc. *	8,880
165	The Priceline Group, Inc. *	198,495
		827,042

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	IRON/STEEL - 0.2%
297	Allegheny Technologies, Inc.	$ 13,395
441	Carpenter Technology Corp.	27,893
110	Nucor Corp.	5,417
72	Universal Stainless & Alloy Products, Inc. *	2,339
		49,044
	LEISURE TIME - 0.5%
395	Arctic Cat, Inc.	15,571
1,230	Harley-Davidson, Inc.	85,916
572	Norwegian Cruise Line Holdings, Ltd. *	18,132
		119,619
	LODGING - 0.5%
1,740	Hilton Worldwide Holdings, Inc. *	40,542
330	Las Vegas Sands Corp.	25,153
961	Wyndham Worldwide Corp.	72,767
		138,462
	MEDIA - 2.3%
386	Charter Communications, Inc. *	61,135
2,622	Comcast Corp.	140,749
2,176	DIRECTV *	184,982
600	Markit Ltd. *	16,188
994	Nielsen Holdings	48,119
238	Time Warner, Inc.	16,719
1,431	The Walt Disney Co.	122,694
		590,586
	MINING - 0.1%
1,381	Luxfer Holdings PLC - ADR	26,170

	MISCELLANEOUS MANUFACTURING - 1.9%
1,638	Danaher Corp.	128,960
765	Dover Corp.	69,577
1,164	Eaton Corp. PLC	89,837
1,338	Illinois Tool Works, Inc.	117,155
1,301	Pentair - PLC	93,828
		499,357
	OIL & GAS - 4.2%
5,319	Alon USA Energy, Inc.	66,168
1,174	Anadarko Petroleum Corp.	128,518
2,280	Cabot Oil & Gas Corp.	77,839
871	Chevron Corp.	113,709
10,969	Cobalt International Energy, Inc. *	201,281
130	Concho Resources, Inc. *	18,785
2,380	Exxon Mobil Corp.	239,618

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	OIL & GAS - 4.2% (Continued)
605	Gulfport Energy Corp. *	$ 37,994
531	HollyFrontier Corp.	23,199
774	Laredo Petroleum, Inc. *	23,979
750	Nabors Industries Ltd.	22,028
747	Patterson-UTI Energy, Inc.	26,100
469	Pioneer Natural Resources Co.	107,781
		1,086,999
	OIL & GAS SERVICES - 0.5%
250	Baker Hughes, Inc.	18,613
444	Halliburton Co.	31,528
420	NOW, Inc. *	15,208
166	Oil States International, Inc. *	10,639
1,334	Superior Energy Services, Inc.	48,211
		124,199
	PACKAGING & CONTAINERS - 0.6%
1,785	Ball Corp.	111,884
961	Owens-Illinois, Inc. *	33,289
		145,173
	PHARMACEUTICALS - 4.0%
805	Abbott Laboratories	32,925
420	Achaogen, Inc. *	5,863
431	Actavis PLC *	96,135
263	Aerie Pharmaceuticals, Inc. *	6,515
1,418	Alkermes PLC *	71,368
100	Auspex Pharmaceuticals, Inc. *	2,227
3,412	Bristol-Myers Squibb Co.	165,516
682	Cardinal Health, Inc.	46,758
1,315	Eli Lilly & Co.	81,754
1,764	Ironwood Pharmaceuticals, Inc. - Cl. A *	27,042
1,472	Johnson & Johnson	154,001
200	Kite Pharma, Inc. *	5,784
564	McKesson Corp.	105,022
3,015	Merck & Co., Inc.	174,418
267	Relypsa, Inc. *	6,493
250	TESARO, Inc. *	7,778
220	Tetraphase Pharmaceuticals, Inc. *	2,968
510	Trevena, Inc. *	2,882
1,150	Zoetis, Inc. - Cl. A	37,111
		1,032,560
	PIPELINES - 0.8%
2,702	Enbridge, Inc.	128,264
512	Spectra Energy Corp.	21,750

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	PIPELINES - 0.8% (Continued)
765	The Williams Cos., Inc.	$ 44,531
		194,545
	REAL ESTATE INVESTMENT TRUSTS - 1.7%
1,196	American Tower Corp.	107,616
599	AvalonBay Communities, Inc.	85,172
198	Public Storage	33,927
588	Simon Property Group, Inc.	97,773
370	SL Green Realty Corp.	40,482
2,324	Weyerhaeuser Co.	76,901
		441,871
	RETAIL - 3.8%
650	Advance Auto Parts, Inc.	87,698
250	AutoZone, Inc. *	134,060
1,613	CVS Caremark Corp.	121,572
1,896	Dollar Tree, Inc. *	103,256
4,219	Lowe's Cos., Inc.	202,470
350	Nu Skin Enterprises, Inc.	25,886
445	PVH Corp.	51,887
1,250	Ross Stores, Inc.	82,662
495	Signet Jewelers Ltd.	54,742
1,555	Walgreen Co.	115,272
		979,505
	SEMICONDUCTORS - 1.4%
1,530	Applied Materials, Inc.	34,501
80	First Solar, Inc. *	5,685
6,346	Freescale Semiconductor Ltd. *	149,131
1,310	Intel Corp.	40,479
290	Lam Research Corp.	19,598
331	Maxim Integrated Products, Inc.	11,191
1,389	QUALCOMM, Inc.	110,009
		370,594
	SOFTWARE - 1.1%
3,070	Activision Blizzard, Inc.	68,461
815	Akamai Technologies, Inc. *	49,764
407	Envestnet, Inc. *	19,910
2,970	Microsoft Corp.	123,849
410	MSCI, Inc. - Cl. A *	18,799
		280,783
	TELECOMMUNICATIONS - 0.2%
1,898	Juniper Networks, Inc. *	46,577

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares				Value
	TRANSPORTATION - 0.4%
280	FedEx Corp.			$ 42,386
93	Genesee & Wyoming, Inc. *			9,765
196	JB Hunt Transport Services, Inc.			14,461
218	Kansas City Southern			23,437
350	Swift Transportation Co. - Cl. A *			8,831
630	UTi Worldwide, Inc.			6,514
				105,394

	TOTAL COMMON STOCKS (Cost - $13,992,955)			15,411,103

	PERFERRED STOCK - 0.3%
3,000	Verizon Communications, Inc. * (Cost $75,000)			77,280

	EXCHANGE TRADED FUND - 2.1%
	EQUITY FUND - 2.1%
2,741	SPDR S&P 500 ETF Trust (Cost - $501,016)			536,469

Principal Amount ($)		Coupon Rate (%)	Maturity
	BONDS & NOTES - 0.9%
	BANKS - 0.5%
$ 45,000	Deutsche Bank AG/London	3.7000	5/30/2024	45,014
55,000	Goldman Sachs Group, Inc.	4.8000	7/8/2044	54,732
35,000	Wells Fargo & Co.	4.1000	6/3/2026	35,441
				135,187
	INSURANCE - 0.1%
25,000	ACE INA Holdings, Inc.	3.3500	5/15/2024	25,218

	PHARMACEUTICALS - 0.3%
60,000	Express Scripts Holding Co.	3.5000	6/15/2024	59,371

	TOTAL BONDS & NOTES (Cost $219,054)			219,776

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.6%
34,486	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8	5.3990	5/15/2045	37,142
100,000	LB-UBS Commercial Mortgage Trust 2006-C6	5.3720	9/15/2039	108,231
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost - $146,958)			145,373

	MORTGAGE BACKED SECURITIES - 9.5%
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.5%
475,000	Freddie Mac +	4.0000	7/15/2044	502,754
50,000	Freddie Mac +	4.5000	7/1/2041	54,114
50,000	Freddie Mac +	5.0000	7/1/2044	55,344

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	FEDERAL HOME LOAN MORTGAGE CORP. - 3.5% (Continued)
$ 50,000	Freddie Mac +	5.5000	7/1/2044	$ 55,798
38,160	Freddie Mac Gold Pool	2.5000	10/1/2028	38,774
23,294	Freddie Mac Gold Pool	3.0000	9/1/2028	24,195
67,120	Freddie Mac Gold Pool	3.0000	2/1/2043	66,351
63,092	Freddie Mac Gold Pool	3.5000	10/1/2043	64,936
47,495	Freddie Mac Gold Pool	4.0000	10/1/2043	50,384
				912,650
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.3%
50,000	Fannie Mae +	3.5000	7/15/2029	52,991
250,000	Fannie Mae +	4.5000	7/1/2035	270,742
175,000	Fannie Mae +	5.0000	7/1/2035	194,332
50,000	Fannie Mae +	5.5000	7/1/2038	55,978
75,000	Fannie Mae +	6.0000	7/1/2044	84,480
51,849	Fannie Mae Pool	2.5000	4/1/2028	52,737
37,764	Fannie Mae Pool	3.0000	10/1/2028	39,276
126,717	Fannie Mae Pool	3.0000	7/1/2043	125,330
120,746	Fannie Mae Pool	3.5000	5/1/2043	124,487
99,742	Fannie Mae Pool	4.0000	11/1/2043	106,002
				1,106,355
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.7%
100,000	Ginnie Mae +	4.5000	7/1/2044	109,147
50,000	Ginnie Mae +	5.0000	7/1/2044	54,939
85,719	Ginnie Mae II Pool	3.0000	12/20/2042	86,777
104,820	Ginnie Mae II Pool	3.5000	7/20/2043	109,359
65,697	Ginnie Mae II Pool	4.0000	9/20/2043	70,427
				430,649
	TOTAL MORTGAGE BACKED SECURITIES (Cost - $2,417,716)			2,449,654

	U.S. TREASURY SECURITIES - 19.6%
400,000	United States Treasury Floating Rate Note	0.0850	1/31/2016	399,994
95,000	United States Treasury Bond	2.7500	11/15/2023	97,368
450,000	United States Treasury Bond	3.6250	8/15/2043	475,313
65,000	United States Treasury Bond	3.7500	11/15/2043	70,200
3,010,000	United States Treasury Note	0.7500	10/31/2017	2,980,253
445,000	United States Treasury Note	1.3750	6/30/2018	446,008
510,000	United States Treasury Note	2.5000	8/15/2023	513,028
90,000	United States Treasury Note	2.7500	2/15/2024	92,046
	TOTAL U.S. TREASURY SECURITIES (Cost - $5,022,685)			5,074,210

See accompanying notes to financial statements.

FVIT WMC Research Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	SHORT-TERM INVESTMENTS - 8.1%
	DISCOUNT NOTES - 1.5%
$ 400,000	Federal Home Loan Bank Discount Notes (a)	0.0800	8/1/2014	$ 399,973

Shares
	MONEY MARKET FUND - 6.6%
1,716,924	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (b)			1,716,924
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,116,897)			2,116,897

	TOTAL INVESTMENTS - 100.8% (Cost - $24,492,281)(c)			$ 26,030,762
	OTHER ASSETS LESS LIABILITIES - NET - (0.8)%			(202,464)
	TOTAL NET ASSETS - 100.0%			$ 25,828,298

* Non-income producing security.
+ All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
ADR - American Depositary Receipt
(a) Represents discount rate at time of purchase.
(b) Money market rate shown represents the rate at June 30, 2014.
(c) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,509,836 market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:		$ 1,685,420
		Unrealized Depreciation:		(155,409)
	Net Unrealized Appreciation:			$ 1,530,011

Contracts	OPEN LONG FUTURES CONTRACTS			Unrealized Appreciation
1	MSCI EAFE Index Mini Future September 2014
	(Underlying Face Amount at Value $98,445)			$ 615
7	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $683,375)			8,470

	TOTAL UNREALIZED APPRECIATION FOR OPEN LONG FUTURES CONTRACTS			$ 9,085

See accompanying notes to financial statements.

FVIT Balanced Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares			Value
	EXCHANGE TRADED FUNDS - 93.3%
	DEBT FUNDS - 42.0%
24,462	iShares Core U.S. Aggregate Bond ETF		$ 2,676,143
10,537	iShares Floating Rate Bond ETF		535,279
8,425	iShares iBoxx $ High Yield Corporate Bond ETF		802,060
7,288	iShares Intermediate Credit Bond ETF		802,992
			4,816,474
	EQUITY FUNDS - 51.3%
24,798	iShares Core S&P 500 ETF		4,885,206
2,855	iShares Core S&P Mid-Cap ETF		408,493
8,618	iShares MSCI EAFE ETF		589,213
			5,882,912
	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,421,051)		10,699,386

	SHORT-TERM INVESTMENTS - 2.5%
	MONEY MARKET FUND - 2.5%
288,079	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $288,079)		288,079

	TOTAL INVESTMENTS - 95.8% (Cost - $10,709,130)(b)		$ 10,987,465
	OTHER ASSETS LESS LIABILITIES -NET - 4.2%		479,050
	TOTAL NET ASSETS - 100.0%		$ 11,466,515

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,711,612
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 278,335
		Unrealized Depreciation:	-
	Net Unrealized Appreciation:		$ 278,335

Contracts	OPEN LONG FUTURES CONTRACTS		Unrealized Appreciation
3	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $292,875)		$ 2,482

See accompanying notes to financial statements.

FVIT Select Advisor Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares		Value
	EXCHANGE TRADED FUND - 18.5%
	EQUITY FUND - 18.5%
19,615	iShares Core S&P 500 ETF (Cost - $3,666,794)	$ 3,864,155

	VARIABLE INSURANCE TRUSTS - 74.7%
	DEBT FUND - 23.3%
352,352	MFS Research Bond Series *	4,837,787

	EQUITY FUNDS - 51.4%
53,588	American Century VP Mid Cap Value - Class 1	1,009,071
106,735	American Century VP Value Fund - Investor Class	970,223
23,221	Invesco VI Core Equity Fund - Class 1	968,095
12,914	Invesco VI International Growth Fund - Class 1	484,787
72,216	MFS Growth Series	2,900,931
42,056	MFS VIT II International Value Fund	971,915
154,989	Putnam VT Equity Income - Class 1A	3,388,054
		10,693,076
	TOTAL VARIABLE INSURANCE TRUSTS (Cost - $14,931,530)	15,530,863

	SHORT-TERM INVESTMENTS - 0.9%
	MONEY MARKET FUND - 0.9%
184,318	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $184,318)	184,318

	TOTAL INVESTMENTS - 94.1% (Cost - $18,782,642)(b)	$ 19,579,336
	OTHER ASSETS LESS LIABILITIES -NET - 5.9%	1,238,258
	TOTAL NET ASSETS - 100.0%	$ 20,817,594

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $18,790,522
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 796,694
	Unrealized Depreciation:	-
	Net Unrealized Appreciation:	$ 796,694

Contracts	OPEN LONG FUTURES CONTRACTS	Unrealized Appreciation
1	MSCI EAFE Index Mini Future September 2014
	(Underlying Face Amount at Value $98,445)	$ 620
6	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $585,750)	7,260

	NET UNREALIZED APPRECIATION OF OPEN LONG FURTURES CONTRACTS	$ 7,880

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)
Shares		Value
	COMMON STOCKS- 69.7%
	AEROSPACE/DEFENSE - 3.4%
2,500	General Dynamics Corp.	$ 291,375
5,300	United Technologies Corp.	611,885
		903,260
	AGRICULTURE - 3.4%
10,300	Archer-Daniels-Midland Co.	454,333
5,900	Bunge, Ltd.	446,276
		900,609
	APPAREL - 1.2%
4,200	Nike, Inc.	325,710

	AUTO PARTS & EQUIPMENT - 2.3%
12,000	Johnson Controls, Inc.	599,160

	BEVERAGES - 1.6%
4,800	PepsiCo., Inc.	428,832

	CHEMICALS - 7.2%
4,400	Air Products & Chemicals, Inc.	565,928
6,700	Albemarle Corp.	479,050
2,200	Ecolab, Inc.	244,948
4,800	Praxair, Inc.	637,632
		1,927,558
	COMMERCIAL SERVICES - 1.0%
2,100	Cintas Corp.	133,434
3,100	Matthews International Corp.	128,867
		262,301
	COMPUTERS - 2.1%
1,400	Accenture PLC	113,176
2,500	International Business Machines Corp.	453,175
		566,351
	COSMETICS/PERSONAL CARE - 3.0%
5,900	Colgate-Palmolive Co.	402,262
5,200	The Procter & Gamble Co.	408,668
		810,930
	DISTRIBUTION/WHOLESALE - 0.5%
500	WW Grainger, Inc.	127,135

	ELECTRONICS- 1.7%
4,800	Honeywell International, Inc.	446,160

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares		Value
	FOOD- 0.7%
2,500	McCormick & Co., Inc.	$ 178,975

	HEALTHCARE-PRODUCTS - 6.0%
4,000	Becton Dickinson and Co.	473,200
2,000	DENTSPLY International, Inc.	94,700
8,600	Medtronic, Inc.	548,336
5,800	Stryker Corp.	489,056
		1,605,292
	INSURANCE - 1.3%
2,000	Aflac, Inc.	124,500
2,100	RLI, Corp.	96,138
1,400	The Chubb Corp.	129,038
		349,676
	IRON/STEEL - 0.3%
1,700	Nucor Corp.	83,725

	MACHINERY-DIVERSIFIED - 2.5%
4,500	Roper Industries, Inc.	657,045

	MEDIA - 1.1%
4,700	John Wiley & Sons, Inc.	284,773

	MISCELLANEOUS MANUFACTURING - 5.6%
1,500	Carlisle Cos., Inc.	129,930
3,000	Donaldson Co., Inc.	126,960
6,300	Dover Corp.	572,985
9,000	Pentair PLC	649,080
		1,478,955
	OIL & GAS - 5.6%
5,000	Chevron Corp.	652,750
4,000	ExxonMobil Corp.	402,720
4,300	Occidental Petroleum Corp.	441,309
		1,496,779
	OIL & GAS SERVICES - 1.3%
3,000	Schlumberger Ltd.	353,850

	PHARMACEUTICALS - 4.5%
6,000	Abbott Laboratories	245,400
3,500	AbbVie, Inc.	197,540
6,600	Johnson & Johnson	690,492
400	Perrigo Co. PLC	58,304
		1,191,736

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)
Shares			Value
	RETAIL - 9.2%
2,000	CVS Caremark Corp.		$ 150,740
6,400	Family Dollar Stores, Inc.		423,296
3,600	McDonald's Corp.		362,664
4,500	Ross Stores, Inc.		297,585
5,800	Target Corp.		336,110
6,600	Walgreen Co.		489,258
5,200	Wal-Mart Stores, Inc.		390,364
			2,450,017
	SEMICONDUCTORS - 2.2%
2,800	Texas Instruments, Inc.		133,812
5,900	QUALCOMM, Inc.		467,280
			601,092
	SOFTWARE - 1.1%
6,700	Microsoft Corp.		279,390

	TRANSPORTAION - 0.9%
2,400	United Parcel Service, Inc.		246,384

	TOTAL COMMON STOCKS (Cost - $18,023,226)		18,555,695

	MUTUAL FUND - 22.7%
	DEBT FUND - 22.7%
594,648	Franklin Templeton Total Return Fund (Cost - $6,000,000)		6,041,625

	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
74,456	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $74,456)		74,456

	TOTAL INVESTMENTS - 92.7% (Cost - $24,097,682)(b)		$ 24,671,776
	OTHER ASSETS LESS LIABILITIES - NET - 7.3%		1,956,512
	TOTAL NET ASSETS - 100.0%		$ 26,628,288

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $24,107,199
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 745,307
		Unrealized Depreciation:	(171,213)
	Net Unrealized Appreciation:		$ 574,094

See accompanying notes to financial statements.

FVIT Franklin Dividend and Income Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014 (Unaudited)

Contracts	OPEN SHORT FUTURES CONTRACTS	Unrealized Appreciation/ (Depreciation)
(2)	MSCI EAFE Index Mini Future September 2014
	(Underlying Face Amount at Value $196,890)	$ (1,350)

OPEN LONG FUTURES CONTRACTS
9	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $878,625)	10,867

	NET UNREALIZED APPRECIATION OF OPEN FUTURES CONTRACTS	$ 9,517

See accompanying notes to financial statements.

FVIT Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares		Value
	EXCHANGE TRADE FUNDS - 86.2%
	DEBT FUNDS - 12.9%
21,483	iShares Core U.S. Aggregate Bond ETF	$ 2,350,240
8,676	iShares Floating Rate Bond ETF	440,741
7,708	iShares iBoxx $ High Yield Corporate Bond ETF	733,802
8,001	iShares Intermediate Credit Bond ETF	881,550
		4,406,333
	EQUITY FUNDS - 73.3%
78,852	iShares Core S&P 500 ETF	15,533,844
12,373	iShares Core S&P Mid-Cap ETF	1,770,329
38,703	iShares MSCI EAFE ETF	2,646,124
40,971	iShares Russell 1000 ETF	4,511,317
4,220	iShares Russell 2000 ETF	501,378
		24,962,992
	TOTAL EXCHANGE TRADED FUNDS (Cost - $29,103,926)	29,369,325

	SHORT-TERM INVESTMENT - 12.4%
	MONEY MARKET FUND - 12.4%
4,211,321	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $4,211,321)	4,211,321

	TOTAL INVESTMENTS - 98.6% (Cost - $33,315,247)(b)	$ 33,580,646
	OTHER ASSETS LESS LIABILITIES - NET - 1.4%	477,336
	TOTAL NET ASSETS - 100.0%	$ 34,057,982

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $33,321,550
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 291,441
	Unrealized Depreciation:	(26,042)
	Net Unrealized Appreciation:	$ 265,399

Contracts	OPEN LONG FUTURES CONTRACTS	Unrealized Appreciation/ (Depreciation)
1	MSCI EAFE Index Mini Future September 2014
	(Underlying Face Amount at Value $98,445)	$ (85)
8	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $781,000)	6,388

	NET UNREALIZED APPRECIATION OF OPEN LONG FURTURES CONTRACTS	$ 6,303

See accompanying notes to financial statements.

FVIT Moderate Growth Managed Risk Portfolio
PORTFOLIO OF INVESTMENTS
June 30, 2014 (Unaudited)

Shares			Value
	EXCHANGE TRADED FUNDS - 85.5%
	DEBT FUNDS - 29.9%
12,167	iShares Core U.S. Aggregate Bond ETF		$ 1,331,070
4,827	iShares Floating Rate Bond ETF		245,212
3,675	iShares iBoxx $ High Yield Corporate Bond ETF		349,860
4,770	iShares Intermediate Credit Bond ETF		525,559
			2,451,701
	EQUITY FUNDS - 55.6%
17,976	iShares Core S&P 500 ETF		3,541,272
2,213	iShares Core S&P Mid-Cap ETF		316,636
6,666	iShares MSCI EAFE ETF		455,754
1,355	iShares Russell 1000 ETF		149,199
740	iShares Russell 2000 ETF		87,919
			4,550,780
	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,952,497)		7,002,481

	SHORT-TERM INVESTMENT - 6.5%
	MONEY MARKET FUND - 6.5%
532,976	Fidelity Institutional Money Market - Money Market Portfolio, Institutional Class
	to yield 0.05% (a)(Cost - $532,976)		532,976

	TOTAL INVESTMENTS - 92.0% (Cost - $7,485,473)(b)		$ 7,535,457
	OTHER ASSETS LESS LIABILITIES - NET - 8.0%		652,294
	TOTAL NET ASSETS - 100.0%		$ 8,187,751

(a)	Money market rate shown represents the rate at June 30, 2014.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,486,733
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 57,008
		Unrealized Depreciation:	(7,024)
	Net Unrealized Appreciation:		$ 49,984

Contracts	OPEN LONG FUTURES CONTRACTS		Unrealized Appreciation
2	S&P 500 E-Mini September 2014
	(Underlying Face Amount at Value $195,250)		$ 1,260

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Assets and Liabilities
June 30, 2014 (Unaudited)

	FVIT American	FVIT BlackRock	FVIT WMC Research
	Funds® Managed Risk	Global Allocation	Managed Risk
Assets:	Portfolio	Managed Risk Portfolio	Portfolio
Investments in securities, at cost	$ 38,591,954	$ 63,559,054	$ 24,492,281
Investments in securities, at value	$ 39,145,729	$ 65,213,053	$ 26,030,762
Cash	-	-	338,654
Deposits with broker +	1,902,065	3,379,423	903,759
Unrealized appreciation on futures contracts	11,305	15,768	9,085
Receivable for Portfolio shares sold	1,248,166	1,488,809	507,029
Receivable for securities sold	-	-	237,989
Interest and dividends receivable	16	17	36,970
Receivable due from advisor	-	5,860	12,129
Prepaid expenses and other assets	1,270	1,270	1,270
Total Assets	42,308,551	70,104,200	28,077,647
Liabilities:
Payable for securities purchased	1,064,466	782,104	1,847,937
Payable for Portfolio shares redeemed	32	45	365,043
Accrued investment advisory fees	6,549	-	-
Administrative service fees payable	3,895	2,253	30,987
Accrued distribution (12b-1) fees	7,587	13,078	5,382
Total Liabilities	1,082,529	797,480	2,249,349
Net Assets	$ 41,226,022	$ 69,306,720	$ 25,828,298

Net Assets:
Paid in capital	$ 39,880,513	$ 67,506,021	$ 23,997,752
Undistributed net investment income	888,918	31,200	55,325
Accumulated net realized gain/(loss) on
investments, futures contracts and swap contracts	(108,489)	99,732	227,655
Net unrealized appreciation on investments,
futures contracts and swap contracts	565,080	1,669,767	1,547,566
Net Assets	$ 41,226,022	$ 69,306,720	$ 25,828,298

Class II Shares:
Net assets	$ 41,226,022	$ 69,306,720	$ 25,828,298
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	3,844,483	6,595,550	2,387,660

Net asset value, offering and redemption
price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 10.72	$ 10.51	$ 10.82

+ Collateral for futures contracts.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2014 (Unaudited)

	FVIT Balanced	FVIT Select Advisor	FVIT Franklin
	Managed Risk	Managed Risk	Dividend and Income
Assets:	Portfolio	Portfolio	Managed Risk Portfolio
Investments in securities, at cost	$ 10,709,130	$ 18,782,642	$ 24,097,682
Investments in securities, at value	$ 10,987,465	$ 19,579,336	$ 24,671,776
Cash	-	944,151	725,028
Deposits with broker +	570,556	-	1,324,204
Unrealized appreciation on futures contracts	2,482	7,880	9,517
Receivable for Portfolio shares sold	197,853	472,987	654,551
Interest and dividends receivable	13,420	5	20,359
Receivable due from advisor	-	1,921	-
Prepaid expenses and other assets	1,270	1,270	-
Total Assets	11,773,046	21,007,550	27,405,435
Liabilities:
Payable for securities purchased	301,522	184,272	24,388
Payable for Portfolio shares redeemed	9	22	725,063
Accrued investment advisory fees	2,874	-	6,035
Administrative service fees payable	31	1,567	16,096
Accrued distribution (12b-1) fees	2,095	4,095	5,565
Total Liabilities	306,531	189,956	777,147
Net Assets	$ 11,466,515	$ 20,817,594	$ 26,628,288

Net Assets:
Paid in capital	$ 11,135,810	$ 20,002,437	$ 25,961,156
Undistributed net investment income	49,304	79,276	46,000
Accumulated net realized gain/(loss) on
investments and futures contracts	584	(68,693)	37,521
Net unrealized appreciation on
investments and futures contracts	280,817	804,574	583,611
Net Assets	$ 11,466,515	$ 20,817,594	$ 26,628,288

Class II Shares:
Net assets	$ 11,466,515	$ 20,817,594	$ 26,628,288
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	1,078,299	1,942,710	2,595,514

Net asset value, offering and redemption
price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 10.63	$ 10.72	$ 10.26

+ Collateral for futures contracts.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Assets and Liabilities (Continued)
June 30, 2014 (Unaudited)

	FVIT Growth	FVIT Moderate Growth
	Managed Risk	Managed Risk
Assets:	Portfolio	Portfolio
Investments in securities, at cost	$ 33,315,247	$ 7,485,473
Investments in securities, at value	$ 33,580,646	$ 7,535,457
Deposits with broker	1,550,388	368,085
Unrealized appreciation on futures contracts	6,303	1,260
Receivable for Portfolio shares sold	3,148,150	819,109
Interest and dividends receivable	43,893	9,724
Prepaid expenses and other assets	669	191
Total Assets	38,330,049	8,733,826
Liabilities:
Payable for securities purchased	4,260,264	543,109
Payable for Portfolio shares redeemed	485	58
Accrued investment advisory fees	7,781	1,999
Accrued distribution (12b-1) fees	3,537	909
Total Liabilities	4,272,067	546,075
Net Assets	$ 34,057,982	$ 8,187,751

Net Assets:
Paid in capital	$ 33,696,246	$ 8,115,199
Undistributed net investment income	102,408	21,906
Accumulated net realized loss on
investments and futures contracts	(12,374)	(598)
Net unrealized appreciation on
investments and futures contracts	271,702	51,244
Net Assets	$ 34,057,982	$ 8,187,751

Class II Shares:
Net assets	$ 34,057,982	$ 8,187,751
Total shares outstanding at end of year
($0 par value, unlimited shares authorized)	3,292,067	797,122

Net asset value, offering and redemption
price per share
(Net assets ÷ Total shares of beneficial
interest outstanding)	$ 10.35	$ 10.27

+ Collateral for futures contracts.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

	FVIT American	FVIT BlackRock	FVIT WMC Research
	Funds® Managed Risk	Global Allocation	Managed Risk
	Porfolio	Managed Risk Portfolio	Portfolio
Investment Income:
Dividend income (net of foreign taxes
withheld of $0, $0, and $52, respectively)	$ 921,609	$ -	$ 115,244
Interest income	61	103	52,628
Total Investment Income	921,670	103	167,872
Expenses:
Investment advisory fees	94,130	160,437	101,847
Administrative service fees	43,168	66,465	94,790
Distribution fees (12b-1) - Class II Shares	26,147	44,566	29,955
Organizational expenses	1,852	1,852	1,852
Total Expenses	165,297	273,320	228,444
Expenses waived/reimbursed	(74,618)	(170,908)	(84,480)
Net Expenses	90,679	102,412	143,964
Net Investment Income	830,991	(102,309)	23,908
Net Realized and Unrealized Gain (Loss) on
Investments, Futures Contracts and Swap Contracts
Net realized gain/(loss) on:
Investments	(6,605)	-	304,808
Futures contracts	(101,884)	(13,178)	(108,054)
Swap contracts	-	-	14,586
Total net realized gain/(loss)	(108,489)	(13,178)	211,340
Net change in unrealized appreciation/(depreciation) on:
Investments	520,233	1,803,505	958,539
Futures contracts	7,930	11,878	(9,053)
	528,163	1,815,383	949,486
Net Realized and Unrealized Gain on Investments,
Futures Contracts and Swap Contracts	419,674	1,802,205	1,160,826
Net Increase in Net Assets
Resulting from Operations	$ 1,250,665	$ 1,699,896	$ 1,184,734

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2014 (Unaudited)

	FVIT Balanced	FVIT Select Advisor	FVIT Franklin
	Managed Risk	Managed Risk	Dividend and Income
	Portfolio	Portfolio	Managed Risk Portfolio*
Investment Income:
Dividend income	$ 67,291	$ 112,036	$ 91,029
Interest income	38	34	106
Total Investment Income	67,329	112,070	91,135
Expenses:
Investment advisory fees	13,955	52,932	36,115
Administrative service fees	8,774	23,777	24,018
Distribution fees (12b-1) - Class II Shares	6,343	14,704	10,622
Organizational expenses	1,852	1,852	-
Total Expenses	30,924	93,265	70,755
Expenses waived/reimbursed	(7,648)	(55,872)	(25,620)
Net Expenses	23,276	37,393	45,135
Net Investment Income	44,053	74,677	46,000
Net Realized and Unrealized Gain/(Loss) on
Investments and Futures Contracts
Net Realized Gain/(Loss) on:
Investments	5,006	5,644	13,318
Futures contracts	(4,473)	(74,337)	24,203
Total net realized gain/(loss)	533	(68,693)	37,521
Net change in unrealized appreciation/(depreciation) on:
Investments	270,023	766,256	574,094
Futures contracts	2,482	7,880	9,517
	272,505	774,136	583,611
Net Realized and Unrealized Gain on
Investments and Futures Contracts	273,038	705,443	621,132
Net Increase in Net Assets
Resulting from Operations	$ 317,091	$ 780,120	$ 667,132

* The FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Operations (Continued)
For the Six Months Ended June 30, 2014 (Unaudited)

	FVIT Growth	FVIT Moderate Growth
	Managed Risk	Managed Risk
	Portfolio*	Portfolio*
Investment Income:
Dividend income	$ 114,984	$ 25,199
Interest income	138	35
Total Investment Income	115,122	25,234
Expenses:
Investment advisory fees	8,734	2,281
Administrative service fees	10	10
Distribution fees (12b-1) - Class II Shares	3,970	1,037
Net Expenses	12,714	3,328
Net Investment Income	102,408	21,906
Net Realized and Unrealized Gain/(Loss) on
Investments and Futures Contracts
Net Realized Gain/(Loss) on:
Investments	(16,656)	-
Futures contracts	4,282	(598)
Total net realized loss	(12,374)	(598)
Net change in unrealized appreciation/(depreciation) on:
Investments	265,399	49,984
Futures contracts	6,303	1,260
	271,702	51,244
Net Realized and Unrealized Gain on
Investments and Futures Contracts	259,328	50,646
Net Increase in Net Assets
Resulting from Operations	$ 361,736	$ 72,552

* The FVIT Growth Managed Risk Portfolio and FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets

	FVIT American Funds® Managed		FVIT BlackRock Global Allocation
	Risk Portfolio		Managed Risk Portfolio

	Six Months Ended		Six Months Ended
	June 30, 2014	Period Ended	June 30, 2014	Period Ended
	(Unaudited)	December 31, 2013*	(Unaudited)	December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$ 830,991	$ 55,358	$ (102,309)	$ 132,097
Net realized loss on investments and futures contracts	(108,489)	-	(13,178)	(761)
Distributions of realized gains
by underlying investment companies	-	-	-	113,671
Net change in unrealized appreciation
(depreciation) on investments and futures contracts	528,163	36,917	1,815,383	(145,616)
Net increase in net assets
resulting from operations	1,250,665	92,275	1,699,896	99,391
From Shares of Beneficial Interest:
Proceeds from shares sold	33,541,113	6,382,456	59,418,224	8,330,465
Cost of shares redeemed	(40,222)	(265)	(239,385)	(1,871)
Net increase in net assets from share
transactions of beneficial interest	33,500,891	6,382,191	59,178,839	8,328,594
Total increase in net assets	34,751,556	6,474,466	60,878,735	8,427,985

Net Assets:
Beginning of period	6,474,466	-	8,427,985	-
End of period	$ 41,226,022	$ 6,474,466	$ 69,306,720	$ 8,427,985
Undistributed net investment income
at end of period	$ 888,918	$ 57,927	$ 31,200	$ 133,509

Share Activity:
Shares Sold	3,218,671	629,673	5,794,127	824,812
Shares Redeemed	(3,835)	(26)	(23,203)	(186)
Net increase in shares of beneficial
interest outstanding	3,214,836	629,647	5,770,924	824,626

* The FVIT American® Funds Managed Risk Portfolio and FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets (Continued)

	FVIT WMC Research Managed		FVIT Balanced Managed
	Risk Portfolio		Risk Portfolio

	Six Months Ended		Six Months Ended
	June 30, 2014	Period Ended	June 30, 2014	Period Ended
	(Unaudited)	December 31, 2013*	(Unaudited)	December 31, 2013*

Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$ 23,908	$ 22,237	$ 44,053	$ 2,039
Net realized gain on investments, futures contracts
and swap contracts	211,340	16,211	533	48
by underlying investment companies	-	-	-	3
Net change in unrealized appreciation (depreciation)
on investments and futures contracts	949,486	598,080	272,505	8,312
Net increase in net assets
resulting from operations	1,184,734	636,528	317,091	10,402
From Shares of Beneficial Interest:
Proceeds from shares sold	18,823,787	21,789,406	10,129,372	1,252,041
Cost of shares redeemed	(16,604,607)	(1,550)	(242,280)	(111)
Net increase in net assets from share
transactions of beneficial interest	2,219,180	21,787,856	9,887,092	1,251,930
Total increase in net assets	3,403,914	22,424,384	10,204,183	1,262,332

Net Assets:
Beginning of period	22,424,384	-	1,262,332	-
End of period	$ 25,828,298	$ 22,424,384	$ 11,466,515	$ 1,262,332
Undistributed net investment income
at end of period	$ 55,325	$ 31,417	$ 49,304	$ 5,251

Share Activity:
Shares Sold	1,792,080	2,176,027	977,990	123,852
Shares Redeemed	(1,580,295)	(152)	(23,532)	(11)
Net increase in shares of beneficial
interest outstanding	211,785	2,175,875	954,458	123,841

* The FVIT WMC Research Managed Risk Portfolio and FVIT Balanced Managed Risk Portfolio commenced operations on October 31, 2013.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets (Continued)

	FVIT Select Advisor Managed		FVIT Franklin Dividend and Income
	Risk Portfolio		Managed Risk Portfolio

	Six Months Ended		Period Ended
	June 30, 2014	Period Ended	June 30, 2014 **
	(Unaudited)	December 31, 2013*	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$ 74,677	$ 1,806	$ 46,000
Net realized gain (loss) on investments and futures contracts	(68,693)	-	37,521
Net change in unrealized appreciation
(depreciation) on investments and futures contracts	774,136	30,438	583,611
Net increase in net assets
resulting from operations	780,120	32,244	667,132
From Shares of Beneficial Interest:
Proceeds from shares sold	18,262,462	2,383,382	34,563,367
Cost of shares redeemed	(640,403)	(211)	(8,602,211)
Net increase in net assets from share
transactions of beneficial interest	17,622,059	2,383,171	25,961,156
Total increase in net assets	18,402,179	2,415,415	26,628,288

Net Assets:
Beginning of period	2,415,415	-	-
End of period	$ 20,817,594	$ 2,415,415	$ 26,628,288
Undistributed net investment income
at end of period	$ 79,276	$ 4,599	$ 46,000

Share Activity:
Shares Sold	1,768,404	235,832	3,438,480
Shares Redeemed	(61,505)	(21)	(842,966)
Net increase in shares of beneficial
interest outstanding	1,706,899	235,811	2,595,514

* The FVIT Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.
** The FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

FVIT Portfolios

Statements of Changes in Net Assets (Continued)

	FVIT Growth	FVIT Moderate Growth
	Managed Risk Portfolio	Managed Risk Portfolio

	Period Ended	Period Ended
	June 30, 2014 **	June 30, 2014 **
	(Unaudited)	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income	$ 102,408	$ 21,906
Net realized loss on investments and futures contracts	(12,374)	(598)
Net change in unrealized appreciation
(depreciation) on investments and futures contracts	271,702	51,244
Net increase in net assets
resulting from operations	361,736	72,552
From Shares of Beneficial Interest:
Proceeds from shares sold	33,960,074	8,125,764
Cost of shares redeemed	(263,828)	(10,565)
Net increase in net assets from share
transactions of beneficial interest	33,696,246	8,115,199
Total increase in net assets	34,057,982	8,187,751

Net Assets:
Beginning of period	-	-
End of period	$ 34,057,982	$ 8,187,751
Undistributed net investment income
at end of period	$ 102,408	$ 21,906

Share Activity:
Shares Sold	3,318,174	798,173
Shares Redeemed	(26,107)	(1,051)
Net increase in shares of beneficial
interest outstanding	3,292,067	797,122

** The FVIT Growth Managed Risk Portfolio and FVIT Moderate Growth Managed Risk Portfolio commenced operations on April 30, 2014.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT American Funds® Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014		Period Ended
	(Unaudited)		December 31, 2013(a)

Net asset value, beginning of period	$ 10.28		$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.41		0.29
Net realized and unrealized gain/(loss)
on investments	0.03		(0.01)	(d)
Total income from
investment operations	0.44		0.28

Net asset value, end of period	$ 10.72		$ 10.28

Total return (e)	4.28%		2.80%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 41,226		$ 6,474
Ratio of net expenses to
average net assets (f)	0.86%	(h)	0.86%	(h)
Ratio of gross expenses to
average net assets (f)(g)	1.57%	(h)	5.00%	(h)
Ratio of net investment income to
average net assets (c) (f)	7.88%	(h)	17.33%	(h)
Portfolio turnover rate	5%	(i)	0%	(i,j)

(a) FVIT American Funds® Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)

Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(e)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(f) Does not include the expenses of the investment companies in which the Portfolio invests.
(g) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(h) Annualized.
(i) Not annualized
(j) Amount represents less than 1%.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT BlackRock Global Allocation Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014		Period Ended
	(Unaudited)		December 31, 2013(a)

Net asset value, beginning of period	$ 10.22		$ 10.00

Income from investment operations:
Net investment income/(loss) (b) (c)	(0.03)		0.60
Net realized and unrealized gain/(loss)
on investments	0.32		(0.38)
Total income from
investment operations	0.29		0.22

Net asset value, end of period	$ 10.51		$ 10.22

Total return (d)	2.84%		2.20%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 69,307		$ 8,428
Ratio of net expenses to
average net assets (e)	0.57%	(g)	0.57%	(g)
Ratio of gross expenses to
average net assets (e)(f)	1.52%	(g)	4.43%	(g)
Ratio of net investment income to
average net assets (c) (e)	-0.57%	(g)	35.20%	(g)
Portfolio turnover rate	0%	(h)	0%	(h,i)

(a) FVIT BlackRock Global Allocation Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.
(i) Amount represents less than 1%.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT WMC Research Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014		Period Ended
	(Unaudited)		December 31, 2013(a)

Net asset value, beginning of period	$ 10.31		$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.01		0.01
Net realized and unrealized gain
on investments	0.50		0.30
Total income from
investment operations	0.51		0.31

Net asset value, end of period	$ 10.82		$ 10.31

Total return (d)	4.95%		3.10%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 25,828		$ 22,424
Ratio of net expenses to
average net assets (e)	1.20%	(g)	1.20%	(g)
Ratio of gross expenses to
average net assets (e)(f)	1.90%	(g)	1.62%	(g)
Ratio of net investment income to
average net assets (c) (e)	0.20%	(g)	0.66%	(g)
Portfolio turnover rate	39%	(h,i)	14%	(h,i)

(a) FVIT WMC Research Managed Risk Portfolio commenced operations on October 31, 2013.
(b) Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.

(i) The portfolio turnover rates excludes dollar roll transactions for the periods ended June 30, 2014 and December 31, 2013. If these were included in the calculation the turnover percentage would be 73% and 19%, respectively. Refer to footnote 3.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Balanced Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014		Period Ended
	(Unaudited)		December 31, 2013(a)

Net asset value, beginning of period	$ 10.19		$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.09		0.09
Net realized and unrealized gain
on investments	0.35		0.10
Total income from
investment operations	0.44		0.19

Net asset value, end of period	$ 10.63		$ 10.19

Total return (d)	4.32%		1.90%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 11,467		$ 1,262
Ratio of net expenses to
average net assets (e)	0.91%	(g)	0.91%	(g)
Ratio of gross expenses to
average net assets (e)(f)	1.21%	(g)	30.74%	(g)
Ratio of net investment income to
average net assets (c) (e)	1.72%	(g)	5.12%	(g)
Portfolio turnover rate	5%	(h)	1%	(h)

(a) FVIT Balanced Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Select Advisor Managed Risk Portfolio

Selected data based on a share outstanding throughout each period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014		Period Ended
	(Unaudited)		December 31, 2013(a)

Net asset value, beginning of period	$ 10.24		$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.07		0.04
Net realized and unrealized gain
on investments	0.41		0.20
Total income from
investment operations	0.48		0.24

Net asset value, end of period	$ 10.72		$ 10.24

Total return (d)	4.69%		2.40%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 20,818		$ 2,415
Ratio of net expenses to
average net assets (e)	0.63%	(g)	0.63%	(g)
Ratio of gross expenses to
average net assets (e)(f)	1.57%	(g)	14.77%	(g)
Ratio of net investment income to
average net assets (c) (e)	1.26%	(g)	2.06%	(g)
Portfolio turnover rate	12%	(h)	0%	(h,i)

(a) FVIT Select Advisor Managed Risk Portfolio commenced operations on October 31, 2013.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.
(i) Amount represents less than 1%.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Franklin Dividend and Income Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Period Ended
	June 30, 2014 (a)
	(Unaudited)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.02
Net realized and unrealized gain
on investments	0.24
Total income from
investment operations	0.26

Net asset value, end of period	$ 10.26

Total return (d)	2.80%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 26,628
Ratio of net expenses to
average net assets (e)	1.08%	(g)
Ratio of gross expenses to
average net assets (e)(f)	1.69%	(g)
Ratio of net investment income to
average net assets (c) (e)	1.10%	(g)
Portfolio turnover rate	1%	(h)

(a) FVIT Franklin Dividend and Income Managed Risk Portfolio commenced operations on April 30, 2014.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.
(h) Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014 (a)
	(Unaudited)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.11
Net realized and unrealized gain
on investments	0.24
Total income from
investment operations	0.35

Net asset value, end of period	$ 10.35

Total return (d)	3.50%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 34,058
Ratio of net expenses to
average net assets (e)	0.79%	(f)
Ratio of net investment income to
average net assets (c) (e)	6.39%	(f)
Portfolio turnover rate	14%	(g)

(a) FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Annualized.
(g) Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios

Financial Highlights
FVIT Moderate Growth Managed Risk Portfolio

Selected data based on a share outstanding throughout the period indicated.

	Class II Shares
	Six Months Ended
	June 30, 2014 (a)
	(Unaudited)

Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment income (b) (c)	0.09
Net realized and unrealized gain
on investments	0.18
Total income from
investment operations	0.27

Net asset value, end of period	$ 10.27

Total return (d)	2.70%

Ratios and Supplemental Data:
Net assets, end of period (in 000's)	$ 8,188
Ratio of net expenses to
average net assets (e)	0.81%	(f)
Ratio of net investment income to
average net assets (c) (e)	5.31%	(f)
Portfolio turnover rate	0%	(g)

(a) FVIT Growth Managed Risk Portfolio commenced operations on April 30, 2014.
(b)	Net investment income has been calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.
(d)	Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Total returns for periods of less than one year are not annualized.
(e) Does not include the expenses of the investment companies in which the Portfolio invests.
(f) Annualized.
(g) Not annualized.

See accompanying notes to financial statements.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (Unaudited)

1.

ORGANIZATION

The FVIT Portfolios (each a “Portfolio”, collectively the “Portfolios”) are comprised of eight different actively managed portfolios. Each Portfolio is a series of shares of beneficial interest of Forethought Variable Insurance Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. FVIT WMC Research Managed Risk Portfolio and FVIT Franklin Dividend and Income Managed Risk Portfolio are diversified series of the Trust; all other Portfolios are non-diversified.  The Portfolios are intended to be funding vehicles for variable annuity contracts offered by the separate accounts of Forethought Life Insurance Company. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are held. Each Portfolio pays its own expenses. The investment objective of each Portfolio is as follows:

Portfolio	Investment Objective
FVIT American Funds® Managed Risk Portfolio *	Income and capital appreciation while seeking to manage volatility.
FVIT BlackRock Global Allocation Managed Risk Portfolio *	Income and capital appreciation while seeking to manage volatility.
FVIT WMC Research Managed Risk Portfolio *	Income and capital appreciation while seeking to manage volatility.
FVIT Balanced Managed Risk Portfolio (formerly FVIT Index Managed Risk Portfolio) *	Income and capital appreciation while seeking to manage volatility.

FVIT Select Advisor Managed Risk Portfolio *	Income and capital appreciation while seeking to manage volatility.
FVIT Franklin Dividend and Income Managed Risk Portfolio	Capital appreciation and income while seeking to manage volatility.
FVIT Growth Managed Risk Portfolio	Capital appreciation and income while seeking to manage volatility.
FVIT Moderate Growth Managed Risk Portfolio	Capital appreciation and income while seeking to manage volatility.

* Effective September 30, 2014, the Portfolio’s investment objective will be capital appreciation and income while seeking to manage volitity.

The Portfolios currently offer Class II shares at net asset value.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bids and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Portfolios may invest in portfolios of open-end investment companies (the “underlying funds”).  Underlying funds are valued at their respective net asset values as reported by such investment companies. Underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the underlying funds.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Illiquid Securities - A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the opinion of the Advisor and/or Sub-Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor or Sub-Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor or Sub-Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issue and its prospectus.

Each Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for each Portfolio’s investments measured at fair value:

FVIT American Funds® Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$ 38,081,262	$ -	$ -	$ 38,081,262
Short-Term Investments	1,064,467	-	-	1,064,467
Open Futures Contracts *	11,305	-	-	11,305
Total	$ 39,157,034	$ -	$ -	$ 39,157,034

FVIT BlackRock Global Allocation Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Variable Insurance Trusts	$ -	$ 64,430,949	$ -	$ 64,430,949
Short-Term Investment	782,104	-	-	782,104
Open Futures Contracts *	15,768	-	-	15,768
Total	$ 797,872	$ 64,430,949	$ -	$ 65,228,821

FVIT WMC Research Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 15,411,103	$ -	$ -	$ 15,411,103
Preferred Stock	77,280	-	-	77,280
Exchange Traded Fund	536,469	-	-	536,469
Bonds & Notes	-	219,776	-	219,776
Commercial Mortgage Backed Securities	-	145,373	-	145,373
Mortgage Backed Securities	-	2,449,654	-	2,449,654
U.S. Treasury Securities	-	5,074,210	-	5,074,210
Short-Term Investments	2,116,897	-	-	2,116,897
Open Futures Contracts *	9,085	-	-	9,085
Total	$ 18,150,834	$ 7,889,013	$ -	$ 26,039,847

FVIT Balanced Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 10,699,386	$ -	$ -	$ 10,699,386
Short-Term Investment	288,079	-	-	288,079
Open Futures Contracts *	2,482	-	-	2,482
Total	$ 10,989,947	$ -	$ -	$ 10,989,947

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

FVIT Select Advisor Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$ 3,864,155	$ -	$ -	$ 3,864,155
Variable Insurance Trusts	15,530,863	-	-	15,530,863
Short-Term Investment	184,318	-	-	184,318
Open Futures Contracts*	7,880	-	-	7,880
Total	$ 19,587,216	$ -	$ -	$ 19,587,216

FVIT Franklin Dividend and Income Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 18,555,695	$ -	$ -	$ 18,555,695
Mutual Fund	6,041,625	-	-	6,041,625
Short-Term Investment	74,456	-	-	74,456
Open Futures Contracts*	9,517	-	-	9,517
Total	$ 24,681,293	$ -	$ -	$ 24,681,293

FVIT Growth Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 29,369,325	$ -	$ -	$ 29,369,325
Short-Term Investment	4,211,321	-	-	4,211,321
Open Futures Contracts*	6,303	-	-	6,303
Total	$ 33,586,949	$ -	$ -	$ 33,586,949

FVIT Moderate Growth Managed Risk Portfolio
Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 7,002,481	$ -	$ -	$ 7,002,481
Short-Term Investment	532,976	-	-	532,976
Open Futures Contracts*	1,260	-	-	1,260
Total	$ 7,536,717	$ -	$ -	$ 7,536,717

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 or Level 2 during the current period presented. It is the Portfolios’ policy to record transfers into or out of Level 1 or Level 2 at the end of the reporting period.

*Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on ex-date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Portfolios.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Portfolios maintain deposits with a financial institution in an amount that is in excess of federally insured limits.

Federal Income Tax – It is each Portfolio’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

Each Portfolio will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits is expected to be taken in each Portfolio’s 2013 tax returns. Each Portfolio identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Portfolios make significant investments; however, the Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Futures Contracts – The Portfolios are subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolios may sell futures contracts to hedge against market risk and to reduce return volatility.  The Portfolios may also buy or sell hedge instruments based on one or more market indices in an attempt to maintain the Portfolios’ volatility at a targeted level. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position).    During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.   Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.   When the contracts are closed, a Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract.   If a Portfolio were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Portfolio segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   These amounts are disclosed on the Statements of Assets and Liabilities as Deposits with Brokers.  Risks may exceed amounts recognized in the Statements of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, realized gains (losses) and the change in unrealized appreciation (depreciation) on futures contracts, as disclosed in the Statements of Operations, is as follows:

	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
FVIT American Funds® Managed Risk Portfolio	$ (101,884)	$ 7,930
FVIT BlackRock Global Allocation Managed Risk Portfolio	$ (13,178)	$ 11,878
FVIT WMC Research Managed Risk Portfolio	$ (108,054)	$ (9,053)
FVIT Balanced Managed Risk Portfolio	$ (4,473)	$ 2,482
FVIT Select Advisor Managed Risk Portfolio	$ (74,337)	$ 7,880
FVIT Franklin Dividend and Income Managed Risk Portfolio	$ 24,203	$ 9,517
FVIT Growth Managed Risk Portfolio	$ 4,282	$ 6,303
FVIT Moderate Growth Managed Risk Portfolio	$ (598)	$ 1,260

Swap Agreements – The FVIT WMC Research Managed Risk Portfolio is subject to equity price risk and/or interest rate risk in the normal course of pursuing its investment objective.  The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Portfolio amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Portfolio segregates cash or liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from the counterparty credit risk is the discounted net value of the cash flow to be received from the counterparty over the contract’s remaining life, to be the extent that amount is positive.  For the six months ended June 30, 2014, the FVIT WMC Research Managed Risk Portfolio had realized gains of $14,586 from swap contracts.

The derivative instruments outstanding as of June 30, 2014 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Offsetting of Financial Assets and Derivative Assets

The following table presents the each Portfolio’s asset derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2014.

FVIT Franklin Dividend and Income Managed Risk Portfolio
Assets:						Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets		Gross Amounts Offset on the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities		Financial Instruments	Cash Collateral Received	Net Amount of Assets
Futures Contracts	$ 10,867	(1)	$ (1,350)	$ 9,517	(2)		$ 9,517	$ -
Total	$ 10,867		$ (1,350)	$ 9,517		$ -	$ 9,517	$ -

Liabilities:						Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset on the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities		Financial Instruments	Cash Collateral Received	Net Amount of Assets
Futures Contracts	$ 1,350	(1)	$ (1,350)	$ -		$ -	$ -	$ -
Total	$ 1,350		$ (1,350)	$ -		$ -	$ -	$ -

FVIT Growth Managed Risk Portfolio
Assets:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets		Gross Amounts Offset on the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received		Net Amount of Assets
Futures Contracts	$ 6,388	(1)	$ (85)	$ 6,303	$ -	$ 6,303	(2)	$ -
Total	$ 6,388		$ (85)	$ 6,303	$ -	$ 6,303		$ -

Liabilities:					Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Gross Amounts Offset on the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Received		Net Amount of Assets
Futures Contracts	$ 85	(1)	$ (85)	$ -	$ -	$ -		$ -
Total	$ 85		$ (85)	$ -	$ -	$ -		$ -

(1)

Gross realized appreciation and depreciation as presented in the Portfolio of Investments.

(2)

The amount is limited to the net derivative balance and, accordingly, does not include excess collateral pledged.

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

When-Issued and Delayed-Delivery Transactions - The Portfolios may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions – A mortgage dollar roll transaction involves a sale by the portfolio of mortgage related securities that it holds with an agreement by the Portfolios to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The Portfolios account for mortgage dollar rolls as purchases and sales transactions.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  Each Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT TRANSACTIONS

For the six months ended June 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
FVIT American Funds® Managed Risk Portfolio	$ 32,758,493	$ 978,826
FVIT BlackRock Global Allocation Managed Risk Portfolio	55,264,367	-
FVIT WMC Research Managed Risk Portfolio	11,151,755	8,051,285
FVIT Balanced Managed Risk Portfolio	9,683,286	256,687
FVIT Select Advisor Managed Risk Portfolio	17,819,815	1,355,553
FVIT Franklin Dividend and Income Managed Risk Portfolio	24,147,517	137,609
FVIT Growth Managed Risk Portfolio	31,763,264	2,642,682
FVIT Moderate Growth Managed Risk Portfolio	6,952,497	-

The aggregate amount of purchases and sales for FVIT WMC Research Managed Risk Portfolio (including paydowns) of investment securities, excluding short-term securities and financial futures during the six months ended June 30, 2014, amounted to $19,883,071 and $16,011,040 respectively of which $8,731,316 in purchases and $7,959,755 in sales were from mortgage dollar roll transactions.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Forethought Investment Advisors, LLC serves as the Portfolios’ Investment Advisor (the “Advisor”). The Advisor has engaged Milliman Financial Risk Management, LLC (“Milliman”) as a sub-advisor for each Portfolio. The Advisor has also engaged Wellington Management Company, LLP (“Wellington”) as the sub-advisor for FVIT WMC Research Managed Risk Portfolio and Franklin Advisory Services, LLC (“Franklin”) as the sub-advisor for FVIT Franklin Dividend and Income Managed Risk Portfolio. The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. Certain officers of the Trust are also officers of GFS.

Pursuant to an Advisory Agreement with the Trust, on behalf of the Portfolios, the Advisor, under the oversight of the Board, directs the daily investment operations of the Portfolios and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly. The following chart details the annual fee for each Portfolio. Pursuant to a sub-advisory agreement, the Advisor pays Milliman, Wellington (with respect to the FVIT WMC Research Managed Risk Portfolio) and Franklin (with respect to the FVIT Franklin Dividend and Income Managed Risk Portfolio) a fee, which is computed and paid monthly.

Portfolio	Advisory Fee
FVIT American Funds® Managed Risk Portfolio	0.900% of the first $500 million, 0.875% of the next $500 million and 0.850% over $1 billion
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.90%
FVIT WMC Research Managed Risk Portfolio	0.850% of the first $500 million, 0.825% of the next $500 million and 0.800% over $1 billion
FVIT Balanced Managed Risk Portfolio	0.550% of the first $500 million, 0.525% of the next $500 million and 0.500% over $1 billion
FVIT Select Advisor Managed Risk Portfolio	0.900% of the first $500 million, 0.875% of the next $500 million and 0.850% over $1 billion
FVIT Franklin Dividend and Income Managed Risk Portfolio	0.850% of the first $500 million, 0.825% of the next $500 million and 0.800% over $1 billion
FVIT Growth Managed Risk Portfolio	0.550% of the first $500 million, 0.525% of the next $500 million and 0.500% over $1 billion
FVIT Moderate Growth Managed Risk Portfolio	0.550% of the first $500 million, 0.525% of the next $500 million and 0.500% over $1 billion

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

With respect to each Portfolio, the Advisor has contractually agreed to waive its fees and to reimburse expenses, at least until April 30, 2015, to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) will not exceed the average daily net asset percentages attributable to the Portfolio’s shares listed below (“Waiver Agreement”).  The expense reimbursement is subject to possible recoupment from the Portfolio in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  The agreements may be terminated only by the Portfolio's Board of Trustees, on 60 days’ written notice to the Advisor.

Portfolio	Expense Limitation
FVIT American Funds® Managed Risk Portfolio	0.86%
FVIT BlackRock Global Allocation Managed Risk Portfolio	0.57%
FVIT WMC Research Managed Risk Portfolio	1.20%
FVIT Balanced Managed Risk Portfolio	0.91%
FVIT Select Advisor Managed Risk Portfolio	0.63%
FVIT Franklin Dividend and Income Managed Risk Portfolio	1.08%
FVIT Growth Managed Risk Portfolio	0.91%
FVIT Moderate Growth Managed Risk Portfolio	0.91%

For the six months ended June 30, 2014, the advisor waived fees and reimbursed expenses as follows:

Portfolio	Waiver/Reimbursement
FVIT American Funds® Managed Risk Portfolio	$ 74,618
FVIT BlackRock Global Allocation Managed Risk Portfolio	$ 170,908
FVIT WMC Research Managed Risk Portfolio	$ 84,480
FVIT Balanced Managed Risk Portfolio	$ 7,648
FVIT Select Advisor Managed Risk Portfolio	$ 55,872
FVIT Franklin Dividend and Income Managed Risk Portfolio	$ 25,620

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolio’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolio's expenses to exceed the amount of the expense limitation. If Portfolio operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended.

The Advisor may recapture the following amounts by the following dates:

Portfolio	December 31, 2016
FVIT American Funds® Managed Risk Portfolio	$ 13,217
FVIT BlackRock Global Allocation Managed Risk Portfolio	$ 14,505
FVIT WMC Research Managed Risk Portfolio	$ 14,217
FVIT Balanced Managed Risk Portfolio	$ 11,885
FVIT Select Advisor Managed Risk Portfolio	$ 12,417

The Trust, on behalf of the Portfolios, has adopted the Trust’s Distribution and Shareholder Servicing Plan (“12b-1 Plan” or “Plan”) for Class II shares. The fee is calculated at an annual rate of 0.25% of the average daily net assets attributable to each Portfolio’s Class II shares and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution related activities and/or maintenance of each Portfolio’s shareholder accounts, not otherwise required to be provided by the Advisor. The Distributor is an affiliate of GFS.

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

Pursuant to the terms of an administrative servicing agreement with GFS, each Portfolio pays to GFS a monthly fee for all operating expenses of the Portfolio, which is calculated by each Portfolio on its average daily net assets. Operating expenses include but are not limited to fund accounting, fund administration, transfer agency, legal fees, audit fees, compliance services, shareholder reporting expenses, trustee’s fees and custody fees.  The approved entities may be affiliates of GFS. GFS provides a Principal Financial Officer to the Portfolios.

For the six months ended June 30, 2014, the Trustees received fees as follows:

Portfolio	Fees Received
FVIT American Funds® Managed Risk Portfolio	$8,531
FVIT BlackRock Global Allocation Managed Risk Portfolio	8,531
FVIT WMC Research Managed Risk Portfolio	8,531
FVIT Balanced Managed Risk Portfolio	8,531
FVIT Select Advisor Managed Risk Portfolio	8,531
FVIT Franklin Dividend and Income Managed Risk Portfolio	3,281
FVIT Growth Managed Risk Portfolio	3,281
FVIT Moderate Growth Managed Risk Portfolio	3,281

Certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from GFS under the administrative servicing agreement.

5. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of the control of the Portfolio, under section 2(a)(9) of the 1940 Act. As of June 30, 2014 Forethought Life Insurance Company held 100% of the voting securities of each Portfolio for the benefit of others. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

Shareholder Concentration Risk — Forethought Life Insurance Company, certain accounts, or the Advisor’s affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s shares. Redemptions by these entities of their holdings in the Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities.

6. TAX COMPONENTS OF CAPITAL

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Loss and Late	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	Year Loss	(Depreciation)	Earnings/(Deficits)
American Funds Managed Risk Portfolio	$ 59,277	$ 2,025	$ -	$ -	$ -	$ 33,542	$ 94,844
BlackRock Global Allocation Managed Risk Portfolio	134,761	115,548	-	-	-	(149,506)	100,803
WMC Research Managed Risk Portfolio	61,336	13,004	-	-	-	571,472	645,812
Balanced Managed Risk Portfolio	5,299	3	-	-	-	8,312	13,614
Select Advisor Managed Risk Portfolio	4,599	-	-	-	-	30,438	35,037

FVIT Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014 (Unaudited)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, return of capital distributions from C-Corporations, and mark-to-market on open futures contracts and passive foreign investment companies.

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of non-deductible expenses and paydowns, and adjustments related to real estate investment trusts resulted in reclassification for the following Portfolios for the period ended December 31, 2013 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
American Funds Managed Risk Portfolio	$ (2,569)	$ 2,569	$ -
BlackRock Global Allocation Managed Risk Portfolio	(1,412)	1,412	-
WMC Research Managed Risk Portfolio	(9,284)	9,180	104
Balanced Managed Risk Portfolio	(3,212)	3,212	-
Select Advisor Managed Risk Portfolio	(2,793)	2,793	-

7.    UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The FVIT BlackRock Global Allocation Managed Risk Portfolio currently invests a portion of its assets in BlackRock Global Allocation V.I. Fund. The BlackRock Global Allocation V.I. Fund is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the BlackRock Global Allocation V.I. Fund at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolio may be directly affected by the performance of the BlackRock Global Allocation V.I. Fund. The financial statements of the BlackRock Global Allocation V.I. Fund, including the portfolio of investments, can be found at the BlackRock website, http://www2.blackrock.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2014, the Portfolio invested 93.0% of its net assets in the BlackRock Global Allocation V.I. Fund.

The FVIT Balanced Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, and FVIT Moderate Growth Managed Risk Portfolio currently invest a portion of their assets in iShares Core S&P 500 ETF. The iShares Core S&P 500 ETF is registered under the 1940 Act as an open-end management investment company. The Portfolio may redeem its investment from the iShares Core S&P 500 ETF at any time if the Advisor determines that it is in the best interest of the Portfolio and its shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the iShares Core S&P 500 ETF. The financial statements of the iShares Core S&P 500 ETF, including the portfolio of investments, can be found at the iShares website, http://us.ishares.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2014, the Portfolios invested the following of percentages of their respective net assets in the iShares Core S&P 500 ETF:

FVIT Balanced Managed Risk Portfolio

42.6%

FVIT Growth Managed Risk Portfolio

45.6%

FVIT Moderate Growth Managed Risk Portfolio

43.3%

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FVIT Portfolios

EXPENSE EXAMPLES

June 30, 2014 (Unaudited)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2014* through June 30, 2014.

Actual Expenses

The “Actual” expenses set of columns in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” expenses set of columns in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example for a specific Portfolio with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees or other expenses charged by your insurance contract or separate account.  Therefore, the Hypothetical columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class II Shares	Portfolio’s Annualized Net Expense Ratio	Beginning Account Value 1-1-14	Ending Account Value 6-30-14	Expenses Paid During Period*	Ending Account Value 6-30-14	Expenses Paid During Period*
FVIT American Funds® Managed Risk Portfolio*	0.86%	$1,000.00	$1,042.80	$4.36	$1,020.53	$4.31
FVIT BlackRock Global Allocation Managed Risk Portfolio*	0.57%	$1,000.00	$1,028.40	$2.87	$1,021.97	$2.86
FVIT WMC Research Managed Risk Portfolio*	1.20%	$1,000.00	$1,049.50	$6.10	$1,018.84	$6.01
FVIT Balanced Managed Risk Portfolio*	0.91%	$1,000.00	$1,043.20	$4.61	$1,020.28	$4.56
FVIT Select Advisor Managed Risk Portfolio*	0.63%	$1,000.00	$1,046.90	$3.20	$1,021.67	$3.16

FVIT Portfolios

EXPENSE EXAMPLES (Continued)

June 30, 2014 (Unaudited)

			Actual		Hypothetical (5% return before expenses)
Class II Shares	Portfolio’s Annualized Net Expense Ratio	Beginning Account Value 1-1-14	Ending Account Value 6-30-14	Expenses Paid During Period*	Ending Account Value 6-30-14	Expenses Paid During Period*
FVIT Franklin Dividend and Income Managed Risk Portfolio**	1.08%	$1,000.00	$1,026.00	$1.80	$1,019.44	$5.41
FVIT Growth Managed Risk Portfolio**	0.79%	$1,000.00	$1,035.00	$1.32	$1,020.88	$3.96
FVIT Moderate Growth Managed Risk Portfolio**	0.81%	$1,000.00	$1,027.00	$1.35	$1,020.78	$4.06

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**”Actual” expense information for the Portfolios are for the period from 04/30/14 (date of initial investment) to 06/30/14. Actual expenses are equal to the Portfolio's annualized net expense ratio multiplied by 60/181 (to reflect the period from initial investment to June 30 2014). "Hypothetical" expense information for the Portfolio is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 181/365 (to reflect the full half-year period).

FVIT Portfolios

SUPPLEMENTAL INFORMATION

June 30, 2014 (Unaudited)

FVIT Franklin Dividend and Income Managed Risk Portfolio (Adviser – Forethought Investment Advisors, LLC)

At an in-person meeting held on February 11, 2014, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of FVIT Franklin Dividend and Income Managed Risk Portfolio (“the “New Fund”). The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees.  The Trustees also received in-person presentations concerning the Advisory Agreement from personnel of the Adviser at the February 11, 2014 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Advisory Agreement.  Prior to voting on the approval of the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the experience of the Adviser and of the personnel who will be responsible for servicing the New Fund, and noted the many years of financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s personnel.  The Trustees reviewed the description provided by the Adviser of its proposed practices for monitoring compliance with the New Fund’s investment limitations and concluded that such practices were adequate. The Trustees reviewed the Adviser’s philosophy and process for managing the Fund. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Fund were satisfactory.

Performance.  The Trustees considered the Adviser’s limited prior performance in managing the existing Funds of the Trust.  The Trustees also considered that the Adviser would allocate a portion of the New Fund’s assets among underlying funds, and retain Franklin Advisory Services, LLC (“Franklin”) and Milliman Financial Risk Management LLC (“Milliman”) as sub-advisers to manage respective portions of the New Fund’s assets on a day-to-day basis, subject to the Adviser’s oversight.  The Trustees reviewed the performance of the initial underlying funds, and of Franklin and Milliman with respect to similar strategies.  The Trustees concluded that the Adviser is capable of managing the New Fund in a manner that seeks to achieve the New Fund’s investment objectives.

Fees and Expenses. The Trustees discussed the advisory fees and total operating expense data provided to them and reviewed the New Fund’s proposed advisory fees and overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Trustees also considered the “spread” between the proposed advisory and sub-advisory fees at various asset levels for the New Fund.

The Trustees noted that they had requested, and been provided, additional information that compared the New Fund’s proposed fees and expenses to a broader group of funds than had initially been provided by the Adviser. Based on their review, the Trustees concluded that the fees and expenses proposed to be charged to the New Fund are fair and reasonable in light of the services to be provided by the Adviser to the New Fund.

Economies of Scale. The Trustees discussed the Adviser’s expectations for growth of the New Fund.  The Trustees considered that although the New Fund had not yet commenced operations and material economies of scale may not be achieved in the near term, the New Fund’s advisory fee schedule contains breakpoints to share economies of scale with shareholders as assets increase.

Profitability.  The Trustees considered the level of profits that could be expected to accrue to the Adviser with respect to the New Fund.  The Trustees reviewed and considered an estimated profitability report and analysis and selected financial information of the Adviser provided by the Adviser.  The Trustees concluded that based on the services to be provided and the projected growth of the New Fund, the advisory fees were reasonable and that anticipated profits from the Adviser’s relationship with the New Fund were not excessive.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their proposed relationships with the New Fund, including the role of the New Fund in supporting the variable annuity products offered by Forethought Life Insurance Company. The Trustees noted that Forethought Life Insurance Company would receive 12b-1 fees from the New Fund.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Investment Advisory Agreement for an initial two-year term is in the best interests of the New Fund and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2014 (Unaudited)

FVIT Franklin Dividend and Income Managed Risk Portfolio (Sub-Adviser – Milliman Financial Risk Management LLC)

At an in-person meeting held on February 11, 2014, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and Milliman Financial Risk Management LLC (“Milliman”), on behalf of FVIT Franklin Dividend and Income Managed Risk Portfolio  (the “New Fund”).  The Trustees requested, received and reviewed written responses from the Adviser and from Milliman to questions posed to the Adviser on behalf of the Trustees.  The Trustees also received a presentation concerning the Sub-Advisory Agreement from personnel of Milliman at the February 11, 2014 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Sub-Advisory Agreement.  Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the nature of the services to be provided by Milliman.  The Trustees reviewed Milliman’s investment philosophy and process. The Trustees reviewed the resources, experience and capabilities of Milliman and the personnel who will provide services to the New Fund. The Trustees also noted the Adviser’s recommendation that Milliman should be retained. The Trustees ’concluded that Milliman’s experience and reputation demonstrate that Milliman is capable of providing high quality services to the New Fund.

Performance.  The Trustees reviewed the performance information provided with respect to other funds that utilize Milliman’s strategy.  The Trustees discussed the fact that the information was of limited utility given that the Milliman strategy accounted for only a portion of each fund’s performance history.  The Trustees concluded that Milliman is capable of managing the New Fund in a manner that contributes to achieving the New Fund’s investment objectives.

Fees and Expenses.  The Trustees reviewed the proposed sub-advisory fee arrangement for New Fund and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis.  The Trustees reviewed the information provided by Milliman with respect to fees charged to other funds using the strategy proposed for the New Fund and Milliman’s standard sub-advisory fee schedules.  The Trustees concluded that Milliman’s proposed sub-advisory fees for the New Fund are fair and reasonable in light of the services to be provided by Milliman.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the New Fund.  ’The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Milliman will reflect the benefits of economies of scale resulting from the growth of assets.

Profitability.  The Trustees were not provided with information on Milliman’s anticipated profitability with respect to managing the New Fund.  However, based on the information provided by Milliman regarding fees charged to other funds that utilize the proposed Milliman strategy and the factors considered in setting the New Fund’s proposed sub-advisory fee, the Trustees concluded that Milliman’s profits with respect to the New Fund would not be unreasonable.

Other Benefits. The Trustees considered other benefits to Milliman and its affiliates from its proposed relationship with the New Fund. The Trustees noted that Milliman would not receive soft dollar benefits in connection with its sub-advisory relationship with the New Fund.

Conclusion. Having requested and received such information from the Adviser and Milliman as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of the New Fund and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2014 (Unaudited)

FVIT Franklin Dividend and Income Managed Risk Portfolio (Sub-Adviser – Franklin Advisory Services, LLC)

At an in-person meeting held on February 11, 2014, the Board of Trustees (the “Trustees” or the “Board”) of Forethought  Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and Franklin Advisory Services, LLC (“Franklin”), on behalf of FVIT Franklin Dividend and Income Managed Risk Portfolio  (the “New Fund”).  The Trustees requested, received and reviewed written responses from the Adviser and from Franklin to questions posed to the Adviser on behalf of the Trustees.  The Trustees also received an in-person presentation concerning the Sub-Advisory Agreement from personnel of Franklin at the February 11, 2014 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Sub-Advisory Agreement.  Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Franklin will provide certain research, security selection, trade execution, and compliance services for the New Fund.  The Trustees reviewed Franklin’s investment philosophy and process. The Trustees reviewed the resources, experience and capabilities of Franklin and the personnel who will provide services to the New Fund. The Trustees also noted the Adviser’s recommendation that Franklin should be retained.  The Trustees concluded that Franklin’s experience and reputation demonstrate that Franklin is capable of providing high quality services to the New Fund.

Performance.  The Trustees reviewed performance information provided with respect to other funds that utilize Franklin’s strategy. The Trustees concluded that Franklin is capable of managing the Fund in a manner that contributes to achieving the New Fund’s investment objectives.

Fees and Expenses.  The Trustees reviewed the proposed sub-advisory fee arrangement for the Fund and noted the representations of the Adviser that the fee arrangement was negotiated by the Adviser on an arm’s length basis. The Trustees reviewed the information provided by Franklin with respect to Franklin’s standard sub-advisory fee schedules and fees charged to funds with substantially similar strategies. The Trustees concluded that Franklin’s proposed sub-advisory fees for the New Fund are fair and reasonable in light of the services to be provided by Franklin to the New Fund.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to Franklin’s management of the New Fund.  The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Franklin will reflect the benefits of economies of scale resulting from the growth of assets.

Profitability.  The Trustees were not provided with information on Franklin’s anticipated profitability with respect to managing the New Fund.  However, based on the information provided by Franklin regarding its standard sub-advisory fee schedules, fees charged to funds with substantially similar strategies and the factors considered in setting the New Fund’s proposed sub-advisory fee, the Trustees concluded that Franklin’s profits with respect to the New Fund would not be unreasonable.

Other Benefits. The Trustees considered other benefits to Franklin and its affiliates from its proposed relationship with the New Fund. The Trustees noted that Franklin may receive soft dollar benefits in connection with its sub-advisory relationship with the New Fund.

Conclusion. Having requested and received such information from the Adviser and Franklin as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of the New Fund and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2014 (Unaudited)

FVIT Moderate Growth Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio (Adviser – Forethought Investment Advisors, LLC)

At an in-person special meeting held on March 12, 2014, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of an investment advisory agreement (the “Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and the Trust, on behalf of FVIT Moderate Growth Managed Risk Portfolio and FVIT Growth Managed Risk Portfolio (each a “New Fund” and collectively the “New Funds). The Trustees requested, received and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Trustees.  The Trustees also received in-person presentations concerning the Advisory Agreement from personnel of the Adviser at the March 12, 2014 special meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Advisory Agreement.  Prior to voting on the approval of the Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the experience of the Adviser and of the personnel who will be responsible for servicing the New Funds, and noted the many years of financial industry experience as well as portfolio management, compliance, and operations experience of the Adviser’s personnel. The Trustees reviewed the description provided by the Adviser of its proposed practices for monitoring compliance with the New Funds’ investment limitations and concluded that such practices were adequate. The Trustees reviewed the Adviser’s philosophy and process for managing the New Funds. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to each New Fund were satisfactory.

Performance.  The Trustees considered the Adviser’s limited prior performance in managing the existing Funds of the Trust.  The Trustees also considered that the Adviser would allocate a portion of the New Funds’ assets among underlying funds, and retain Milliman Financial Risk Management LLC (“Milliman”) as sub-adviser to manage a portion of the New Funds’ assets on a day-to-day basis, subject to the Adviser’s oversight.  The Trustees reviewed the performance of the initial underlying funds and Milliman with respect to similar strategies.  The Trustees concluded that the Adviser is capable of managing the New Funds in a manner that seeks to achieve the New Funds investment objectives.

Fees and Expenses. The Trustees discussed the advisory fees and total operating expense data provided to them and reviewed the New Funds’ proposed advisory fees and overall expenses compared to a peer group comprised of funds selected by the Adviser with similar investment objectives and strategies and of similar size.  The Trustees also considered the “spread” between the proposed advisory and sub-advisory fees at various asset levels for the New Funds.

Economies of Scale. The Trustees discussed the Adviser’s expectations for growth of the New Funds.  The Trustees considered that although the New Funds had not yet commenced operations and material economies of scale may not be achieved in the near term, the New Fund’s advisory fee schedule contains breakpoints to share economies of scale with shareholders as assets increase.

Profitability.  The Trustees considered the level of profits that could be expected to accrue to the Adviser with respect to the New Funds.  The Trustees reviewed and considered an estimated profitability report and analysis and selected financial information of the Adviser provided by the Adviser.  The Trustees concluded that based on the services to be provided and the projected growth of the New Funds, the advisory fees were reasonable and that profits anticipated from the Adviser’s relationship with the New Funds were not excessive.

Other Benefits. The Trustees considered other benefits to the Adviser and its affiliates from their proposed relationships with the New Funds, including the role of the New Funds in supporting the variable annuity products offered by Forethought Life Insurance Company. The Trustees noted that Forethought Life Insurance Company would receive 12b-1 fees from the New Funds.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Investment Advisory Agreement for an initial two-year term is in the best interests of the New Funds and its future shareholders.

FVIT Portfolios

SUPPLEMENTAL INFORMATION (Continued)

June 30, 2014 (Unaudited)

FVIT Moderate Growth Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio (Sub-Adviser – Milliman Financial Risk Management LLC)

At an in-person special meeting held on March 12, 2014, the Board of Trustees (the “Trustees” or the “Board”) of Forethought Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Forethought Investment Advisors, LLC (the “Adviser”) and Milliman Financial Risk Management LLC (“Milliman”), on behalf of FVIT Moderate Growth Managed Risk Portfolio and FVIT Growth Managed Risk Portfolio  (each a “New Fund” and collectively the “New Funds). The Trustees requested, received and reviewed written responses from the Adviser and from Milliman to questions posed to the Adviser on behalf of the Trustees.  The Trustees also received a presentation concerning the Sub-Advisory Agreement from personnel of Milliman at the March 12, 2014 meeting.

Prior to the meeting, the Trustees received a memorandum from counsel to the Trust describing the legal standards for their consideration of the approval of the Sub-Advisory Agreement.  Prior to voting on the approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with counsel to the Trust.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees reviewed the nature of the services to be provided by Milliman.  The Trustees reviewed Milliman’s investment philosophy and process. The Trustees reviewed the resources, experience and capabilities of Milliman and the personnel who will provide services to the New Funds. The Trustees also noted the Adviser’s recommendation that Milliman should be retained. The Trustees concluded that Milliman’s experience and reputation demonstrate that Milliman is capable of providing high quality services to the New Funds.

Performance.  The Trustees reviewed the performance information provided with respect to other funds that utilize Milliman’s strategy.  The Trustees discussed the fact that the information was of limited utility given that the Milliman strategy accounted for only a portion of each fund’s performance history.  The Trustees concluded that Milliman is capable of managing the New Funds in a manner that contributes to achieving the New Funds investment objectives.

Fees and Expenses.  The Trustees reviewed the proposed sub-advisory fee arrangement for the New Funds and noted the representations of the Adviser that the fee arrangements were negotiated by the Adviser on an arm’s length basis.  The Trustees reviewed the information provided by Milliman with respect to fees charged to other funds using the strategy proposed for the New Funds and Milliman’s standard sub-advisory fee schedules.  The Trustees concluded that Milliman’s proposed sub-advisory fees for each New Fund are fair and reasonable in light of the services to be provided by Milliman.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the New Funds.  The Trustees concluded that the sub-advisory fees to be paid by the Adviser to Milliman will reflect the benefits of economies of scale resulting from the growth of assets.

Profitability.  The Trustees were not provided with information on Milliman’s anticipated profitability with respect to managing the New Funds.  However, based on the information provided by Milliman regarding fees charged to other funds that utilize the proposed Milliman strategy and the factors considered in setting the New Funds’ proposed sub-advisory fees, the Trustees concluded that Milliman’s profits with respect to the New Funds would not be unreasonable.

Other Benefits. The Trustees considered other benefits to Milliman and its affiliates from its proposed relationship with the New Funds. The Trustees noted that Milliman would not receive soft dollar benefits in connection with its sub-advisory relationship with the New Funds.

Conclusion. Having requested and received such information from the Adviser and Milliman as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees, including the Independent Trustees voting separately, unanimously concluded that approving the Sub-Advisory Agreement for an initial two-year term is in the best interests of the New Funds and their future shareholders.

PRIVACY NOTICE

FVIT

FACTS	WHAT DOES FVIT DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FVIT chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does FVIT share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-881-7735

PRIVACY NOTICE

FVIT

Page 2

What we do:
How does FVIT protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does FVIT collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • FVIT has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • FVIT does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • FVIT doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-877-881-7735 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Form N-Qs are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of The Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISOR

Forethought Investment Advisors, LLC

300 North Meridian Street, Suite 1800

Indianapolis, IN 46204

INVESTMENT SUB-ADVISOR

Milliman Financial Risk Management, LLC

71 S. Wacker Drive, 31st Floor

Chicago, IL 60606

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

Franklin Advisory Services, LLC

One Park Plaza, 9th Floor

Fort Lee, NJ 07024

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics. Not Applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forethought Variable Insurance Trust

By (Signature and Title)

/s/ Robert Arena

       Robert Arena, President

Date

8/25/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert Arena

        Robert Arena, President

Date

8/25/14

By (Signature and Title)

/s/ Laura Szalyga

       Laura Szalyga, Treasurer

Date

8/25/14